ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 March 31, 1997

                                     BENHAM
                                     GROUP

                              Capital Preservation
                            Capital Preservation II
                         Government Agency Money Market


                                     cover

                               TABLE OF CONTENTS

Report Highlights............................................1
Our Message to You...........................................2
Period Overview..............................................3
Capital Preservation
   Performance & Portfolio Information.......................4
   Management Q & A..........................................5
   Schedule of Investments...................................7
   Financial Highlights.....................................21
Capital Preservation II
   Performance & Portfolio Information.......................8
   Management Q & A..........................................9
   Schedule of Investments..................................10
   Financial Highlights.....................................22
Government Agency Money Market
   Performance & Portfolio Information......................11
   Management Q & A.........................................12
   Schedule of Investments..................................14
   Financial Highlights.....................................23
Statements of Assets and Liabilities........................15
Statements of Operations....................................16
Statements of Changes in Net Assets.........................17
Notes to Financial Statements...............................18
Independent Auditors' Report................................24
IRA/403(b) Information......................................25
Background Information
   Investment Philosophy & Policies.........................28
   Comparative Indices......................................28
   Lipper Rankings..........................................28
   Portfolio Management Team................................28
Glossary....................................................29

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                American Century Investments -- Family of Funds


     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS

 Capital Preservation
Capital Preservation II
  Government Agency
     Money Market


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy grew much faster than expected during the twelve months ended March 31, 1997, particularly during the second quarter of 1996 and the first quarter of 1997.

o Despite strong economic growth, inflation remained tame. Consumer prices rose by just 2.8% for the year ended March 31, 1997.

o Strong economic growth led the Federal Reserve (the Fed) to raise its federal funds rate target from 5.25% to 5.50% in late March in an effort to pre-empt inflation.

o Money market rates fluctuated throughout the period because of changing expectations of Fed policy. The yield on the three-month Treasury bill varied in a range between 4.92% and 5.40%.

Capital Preservation

o The fund returned 4.82% for the fiscal year ended March 31, 1997, compared with the 4.69% average return of the fund's peers.

o With the market mired in a trading range throughout the period, our conservative approach to managing the fund paid off with an above-average return.

o We boosted the fund's yield with little additional risk by adding attractively priced Treasury notes to the fund.

o Going forward, we expect strong economic growth and low levels of unemployment may push interest rates higher.

Capital Preservation II

o The fund returned 4.69% for the fiscal year ended March 31, 1997, matching the 4.69% average return of the fund's peers.

o The fund continued to invest primarily in overnight repurchase agreements (repos) collateralized by U.S. Treasury securities.

o Repo rates tend to track closely the federal funds rate, so an interest rate increase by the Fed would likely translate rapidly into a higher yield for the fund.

Government Agency Money Market

o The fund returned 4.89% for the fiscal year ended March 31, 1997, compared with the 4.74% average return of the fund's peers.

o With the market mired in a trading range throughout the period, our conservative approach to managing the fund paid off with an above-average return.

o We increased the fund's responsiveness to changing interest rates by holding more floating-rate notes (floaters), whose interest rates reset periodically.

o Going forward, we expect strong economic growth and low levels of unemployment may push interest rates higher.


                              Capital Preservation

                         Total Returns:      AS OF 3/31/97
                           6 Months                 2.37%*
                           1 Year                    4.82%

                         Net Assets:          $3.0 billion
                           (AS of 3/31/97)

                         Inception Date:          10/13/72

                         Ticker Symbol:              CPFXX


                            Capital Preservation II

                         Total Returns:      AS OF 3/31/97
                           6 Months                 2.31%*
                           1 Year                    4.69%

                         Net Assets:        $226.5 million
                           (AS of 3/31/97)

                         Inception Date:           5/16/80

                         Ticker Symbol:              CAPXX


                               Government Agency

                         Total Returns:      AS OF 3/31/97
                           6 Months                 2.40%*
                           1 Year                    4.89%

                         Net Assets:        $470.8 million
                           (AS of 3/31/97)

                         Inception Date:           12/5/89

                         Ticker Symbol:              BGAXX

                                * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 29.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers, III and James M. Benham]

March 31, 1997, marked the end of an eventful period for our company and U.S. money market rates. Over the past twelve months, money market rates fluctuated sharply in response to changing interest rate expectations. In the following pages, our investment management team provides further details about the market and how your fund was managed during the year.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name we now offer you a larger menu of nearly 70 fund choices.

The new name also introduces three new groupings for the funds-- the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (growth and international equity funds). Capital Preservation, Capital Preservation II and Government Agency Money Market will remain in the Benham Group because their investment goals--current income and the preservation of principal--match key attributes of that group.

In addition to the company name and fund groupings, you'll notice other changes in this report. Based on investors' feedback, our shareholder reports have been redesigned with added features, including additional charts, graphs, a glossary and a one-page report summary. By June, all American Century shareholder reports will have been converted to this format, which has received an "A" grade from Morningstar.

Another new resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

In June, you will receive a proxy statement and ballot that proposes several changes to your fund. The proxy statement contains more details about the proposed changes; we strongly encourage you to read it carefully and take part in the proxy vote.

Going forward, we will continue to work to provide information and services that are useful and convenient to investors in our funds. We appreciate your confidence in American Century and look forward to sharing other helpful changes with you.

Sincerely,

/s/James E. Stowers III                      /s/James M. Benham
James E. Stowers III                         James M. Benham
President and Chief Executive Officer        Vice Chairman
American Century Companies                   American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy expanded by 4.1% during the twelve months ended March 31, 1997. Strong employment and income growth coupled with the highest levels of consumer confidence in six years helped the economy grow at a 4.7% annual rate during the second quarter of 1996. While the pace of growth slowed to 2.1% during the third quarter, the economy came back in the fourth quarter to expand at a 3.8% annual rate. According to the government's initial estimate, the economy expanded at a much-stronger-than-expected 5.6% annual rate during the first quarter of 1997.

Despite strong economic growth, inflation remained tame in 1996 and early 1997. For the twelve months ended March 1997, consumer prices rose by just 2.8%. Though wages rose during the period, overall labor costs were kept in check by lower health care and benefit costs. A stronger dollar also helped keep inflation at bay by making imported goods less expensive for U.S.
consumers.

Although inflation was modest, the U.S. Federal Reserve (the Fed) raised short-term interest rates in March 1997 to pre-empt higher inflation going forward. While we think the Fed may raise interest rates further, we don't expect the federal funds rate (the lending rate targeted by the Fed for large overnight loans between commercial banks) to move sharply higher. That's because the "real" federal funds rate--the federal funds rate minus the rate of inflation--is already at a level that would typically discourage economic growth.

Government Money Market Securities

Changing expectations of Fed interest rate policy caused money market rates to fluctuate sharply between April 1996 and March 1997. While many analysts initially expected the U.S. economy to wind down in 1996, the economy's strong second-quarter growth dispelled that notion. The perhaps contradictory combination of strong economic growth and low inflation was responsible for the markets' uncertainty about the Fed's interest rate intentions.

The accompanying graph depicts the volatility in money market rates between April 1996 and March 1997. As the graph illustrates, three-month Treasury bill (T-bill) yields, which tend to reflect market participants' future expectations for short-term interest rates, fluctuated throughout the period. The sharpest movements in three-month T-bill yields typically occurred in response to the release of the government's monthly employment report, which the market tends to use as a gauge of U.S. economic strength.

Overall, the yield on the three-month T-bill rose from 5.13% at the beginning of the period to 5.32% on March 31, 1997. As the graph indicates, yields rose steadily after bottoming out at 4.92% in mid-December. The rise in rates was precipitated by surging economic growth and critical comments on inflation by ranking Fed officials. Though inflation appears to be in check, the strength of the economy may keep upward pressure on rates going forward.

[line graph - data below]

                Federal Funds Rate Target vs. Three-Month T-Bill

             Three-month T-Bill       Fed Funds      Employment Report Released

4/5/96              5.13%               5.25%                4/5/96
4/12/96             5.07                5.25                 5/3/96
4/19/96             5.02                5.25                 6/7/96
4/26/96             5.12                5.25                 7/5/96
5/3/96              5.14                5.25                 8/2/96
5/10/96             5.13                5.25                 9/6/96
5/17/96             5.16                5.25                 10/4/96
5/24/96             5.18                5.25                 11/1/96
5/31/96             5.18                5.25                 12/6/96
6/7/96              5.26                5.25                 1/10/97
6/14/96              5.2                5.25                 2/7/97
6/21/96             5.27                5.25                 3/7/97
6/28/96             5.17                5.25
7/5/96               5.3                5.25
7/12/96              5.3                5.25
7/19/96             5.29                5.25
7/26/96             5.29                5.25
8/2/96               5.2                5.25
8/9/96              5.15                5.25
8/16/96             5.18                5.25
8/23/96             5.17                5.25
8/30/96             5.29                5.25
9/6/96              5.33                5.25
9/13/96              5.2                5.25
9/20/96             5.29                5.25
9/27/96             5.03                5.25
10/4/96             5.01                5.25
10/11/96            5.14                5.25
10/18/96             5.1                5.25
10/25/96            5.13                5.25
11/1/96             5.16                5.25
11/8/96             5.16                5.25
11/15/96            5.14                5.25
11/22/96            5.16                5.25
11/29/96            5.13                5.25
12/6/96             5.03                5.25
12/13/96            4.92                5.25
12/20/96            5.01                5.25
12/27/96             5.1                5.25
1/3/97              5.16                5.25
1/10/97             5.16                5.25
1/17/97             5.15                5.25
1/24/97             5.16                5.25
1/31/97             5.15                5.25
2/7/97              5.13                5.25
2/14/97             5.09                5.25
2/21/97             5.09                5.25
2/28/97             5.22                5.25
3/7/97              5.21                5.25
3/14/97             5.24                5.25
3/21/97              5.4                5.25
3/28/97             5.37                 5.5
Source: Bloomberg Financial Markets


Annual Report                                               Period Overview    3


                                               CAPITAL PRESERVATION

                                                                        AVERAGE ANNUAL RETURNS
                                                             -------------------------------------------------
                                             6 MONTHS        1 YEAR      3 YEARS      5 YEARS     10 YEARS
TOTAL RETURNS AS OF MARCH 31, 1997
Capital Preservation ......................... 2.37%          4.82%        4.77%        3.99%         5.33%
90-Day Treasury Bill Index ................... 2.54%          5.15%        5.18%        4.37%         5.58%
Average U.S. Treasury Money Market Fund(1) ... 2.32%          4.69%        4.69%        3.92%         5.34%
Fund's Ranking Among U.S. Treasury
Money Market Funds(1) ........................   --      31 out of 95  24 out of 76  14 out of 49  8 out of 17

(1)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the comparative index and Lipper fund rankings.

YIELDS AS OF MARCH 31, 1997
----------------------------------------------------------
                                  7-Day            7-Day
                                 Current         Effective
                                  Yield            Yield

Capital Preservation              4.73%            4.84%

Yields are defined in the Glossary on page 29.


PORTFOLIO AT A GLANCE
---------------------------------------------------------
                                 3/31/97          3/31/96
Number of Securities               19               24
Weighted Average Maturity        49 days          47 days
Expense Ratio                     0.49%            0.51%


Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


4    Capital Preservation                           American Century Investments


                              Capital Preservation

Management Q & A

An interview with Brian Howell, a portfolio manager on the U.S. Treasury and government money market funds management team.

HOW DID THE FUND PERFORM?

The fund outperformed its peer group average for the twelve months ended March 31, 1997. For the fiscal year, the fund returned 4.82%, compared with the 4.69% average return of the 95 funds in Lipper's "U.S. Treasury Money Market Funds" category for the same period. The fund's longer-term returns are similarly strong. (See the Total Returns table on the previous page for other fund performance comparisons.) Security selection and our relatively low expenses were the primary reasons for the fund's strong performance relative to its peers.

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

Treasury bill yields ranged between 4.92% and 5.40% during the twelve-month period because of uncertainty over the direction of short-term interest rates (see page 3). With yields range bound, we made only minor adjustments to the fund's positioning. Though stronger-than-expected economic growth led us to shorten the fund's maturity periodically, the clear lack of inflationary pressures in the economy allowed us to maintain the fund's average maturity at the long end of its neutral range of 40-50 days for most of the period.

However, the more moderate pace of economic growth during the second half of the year allowed us to extend the fund's average maturity out to around 55 days. Nevertheless, we brought the fund's average maturity back to within its neutral range late in the period after consistently strong economic growth and critical comments on inflation by ranking Fed officials made an interest rate increase likely. Shortening the fund's average maturity is beneficial when rates are rising because we can reinvest the fund's maturing assets more quickly in higher-yielding securities.

THE FUND'S HOLDINGS OF TREASURY NOTES AS A PERCENT OF ASSETS INCREASED DURING THE PERIOD. WHY?

Treasury notes occasionally offer higher yields than Treasury bills with comparable maturities, so buying notes can be a good way to enhance the fund's yield without taking on additional risk. We consider buying notes when the difference in yield, or "spread," between bills and notes widens to about 10-15 basis points. Spreads widened during the period when bill yields fell as a result of strong demand and low supply. (The stronger the demand and lower the supply, the higher a bill's selling price and the lower its yield.) The lack of supply was particularly apparent during the first quarter of 1997, when bill issuance was about 90% of normal.

[pie charts]

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  3/31/97)
Treasury  Notes 53%
Treasury Bills 47%

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  9/30/96)
Treasury  Bills 54%
Treasury Notes 47%
STRIPS 4%


Annual Report                                          Capital Preservation    5


                              CAPITAL PRESERVATION

Strong demand for Treasury bills came from two primary sources: U.S. equity investors taking temporary refuge from the volatility of the stock market; and foreign buyers. Foreign demand for short-term Treasury securities was strong throughout 1996 and early 1997 because real U.S. money market returns (reported returns minus the inflation rate) were very attractive when compared with the record low interest rates offered by short-term German and Japanese government debt, for example. The U.S. dollar's rise during the period also boosted foreign demand for U.S. securities because foreign investors who bought dollar-denominated assets also stood to benefit from currency gains when their dollars were translated back into local currencies.

WHAT'S YOUR OUTLOOK FOR MONEY MARKET RATES GOING FORWARD?

High levels of consumer confidence and rising employment and wage growth seem to argue for strong economic growth going forward. And until the economy shows signs of slowing, there should continue to be upward pressure on interest rates. As a result, we expect rates to go higher in the months ahead. Nevertheless, we don't think rates will rise significantly because the real federal funds rate is already restrictive (see page 3).

WITH  THAT  OUTLOOK  IN MIND,  HOW WILL YOU  MANAGE  THE FUND  OVER THE NEXT SIX
MONTHS?

We'll likely keep the fund's average maturity close to neutral so that if a rate increase occurs, we'll be able to reinvest the fund's assets more quickly to capture rising yields. But because we don't think the Fed is going to raise rates aggressively, we won't shorten the fund's maturity as much as we otherwise might when rates are rising. That will allow us to buy more longer-maturity paper than we normally would in a rising interest rate environment, which should help boost the fund's yield.

[pie charts]

PORTFOLIO  COMPOSITION  BY MATURITY (as of 3/31/97)
1-30 days 33%
31-60 days 34%
61-90 days 22%
91-180 days 11%

PORTFOLIO  COMPOSITION  BY MATURITY (as of 9/30/96)
1-30 days 53%
31-60 days 35%
61-90 days 7%
91-180 days 5%


6     Capital Preservation                          American Century Investments


                            SCHEDULE OF INVESTMENTS
                              CAPITAL PRESERVATION

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. TREASURY BILLS(1)
$309,000,000  U.S. Treasury Bills, 4.67%,
                4/3/97                                       $    308,913,027
334,500,000   U.S. Treasury Bills, 5.27%,
                4/17/97                                           333,724,680
160,000,000   U.S. Treasury Bills, 5.10%,
                5/1/97                                            159,328,916
 90,000,000   U.S. Treasury Bills, 5.15%,
                5/8/97                                             89,515,506
 71,000,000   U.S. Treasury Bills, 5.14%,
                5/15/97                                            70,564,669
 74,000,000   U.S. Treasury Bills, 5.13%,
                5/22/97                                            73,477,639
122,500,000   U.S. Treasury Bills, 5.16%,
                5/29/97                                           121,511,681
 62,500,000   U.S. Treasury Bills, 5.16%,
                6/5/97                                             61,923,269
118,000,000   U.S. Treasury Bills, 5.15%,
                6/19/97                                           116,671,615
 50,000,000   U.S. Treasury Bills, 5.15%,
                6/26/97                                            49,372,917
                                                                 ------------
TOTAL U.S. TREASURY BILLS--47.1%                                1,385,003,919
                                                                -------------

U.S. TREASURY NOTES(1)
335,000,000   U.S. Treasury Notes, 8.50%,
                4/15/97                                           335,395,028
194,750,000   U.S. Treasury Notes, 6.50%,
                4/30/97                                           194,911,091
215,000,000   U.S. Treasury Notes, 6.50%,
                5/15/97                                           215,298,882
 85,000,000   U.S. Treasury Notes, 8.50%,
                5/15/97                                            85,314,918
261,000,000   U.S. Treasury Notes, 6.125%,
                5/31/97                                           261,270,740
150,000,000   U.S. Treasury Notes, 6.75%,
                5/31/97                                           150,326,475
 40,000,000   U.S. Treasury Notes, 5.625%,
                6/30/97                                            40,033,814


Principal Amount                                                         Value
--------------------------------------------------------------------------------

$25,000,000   U.S. Treasury Notes, 5.625%,
                8/31/97                                     $      24,985,156
250,000,000   U.S. Treasury Notes, 6.00%,
                8/31/97                                           250,158,357
                                                                -------------
TOTAL U.S. TREASURY NOTES--52.9%                                1,557,694,461
                                                                -------------
TOTAL INVESTMENT SECURITIES--100.0%                            $2,942,698,380
                                                                =============

Notes to Schedule of Investments

(1) The rates for U.S. Treasury Bills are the yield to maturity at March 31, 1997. The rates for U.S. Treasury Notes are the stated coupon rates.


See Notes to Financial Statements



Annual Report                                          Capital Preservation    7


                              CAPITAL PRESERVATION II

                                                                        AVERAGE ANNUAL RETURNS
                                                            ----------------------------------------------
                                             6 MONTHS       1 YEAR       3 YEARS      5 YEARS     10 YEARS
TOTAL RETURNS AS OF MARCH 31, 1997
Capital Preservation II ....................... 2.31%        4.69%         4.66%        3.80%        5.26%
90-Day Treasury Bill Index .................... 2.54%        5.15%         5.18%        4.37%        5.58%
Average U.S. Treasury Money Market Fund(1) .... 2.32%        4.69%         4.69%        3.92%        5.34%
Fund's Ranking Among U.S. Treasury
Money Market Funds(1) .........................  --   57 out of 95   40 out of 76  38 out of 49  10 out of 17

(1)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the comparative index and Lipper fund rankings.


YIELDS AS OF MARCH 31, 1997
                                  7-Day            7-Day
                                 Current         Effective
                                  Yield            Yield

Capital Preservation II           4.93%            5.05%

Yields are defined in the Glossary on page 29.


PORTFOLIO AT A GLANCE
                                 3/31/97          3/31/96
Number of Securities               12               13
Weighted Average Maturity         1 day           3 days
Expense Ratio                     0.74%            0.76%

Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


8    Capital Preservation II                        American Century Investments


                            CAPITAL PRESERVATION II

Management Q & A

An interview with Denise Tabacco, a portfolio manager on the U.S. Treasury and government money market funds management team.

HOW DID THE FUND PERFORM?

The fund kept pace with its peer group. For the fiscal year ended March 31, 1997, the fund's total return was 4.69%, matching the 4.69% average return of the 95 funds in Lipper's "U.S. Treasury Money Market Funds" category for the same period. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

The fund continued to invest primarily in overnight repurchase agreements (repos) collateralized by U.S. Treasury securities. Purchasing overnight repos kept the fund's average maturity at one day. Its short average maturity means that the fund responds very quickly to changes in interest rates. The fund's very short average maturity and responsiveness to interest rate changes help explain why the fund so closely matched its category average.

REPO RATES SHOT UP ON DECEMBER 31, 1996. WHY?

Repo rates tend to rise temporarily in response to increased demand for cash in the repo market. Demand for cash typically increases at month-end, quarter-end and year-end, when businesses need cash for balance sheet purposes. In addition, bank reserve settlements--when member banks typically need cash to meet their reserve requirements--also boost demand. Repo rates can also rise when Wall Street securities dealers own a lot of Treasurys they must finance. This often occurs on days that Treasury securities settle following an auction, or when Wall Street has accumulated Treasurys in the belief that the market is about to rally. All these factors came together at year-end. As a result, the fund was able to buy repos offering yields as high as 6.80%.

WHAT'S YOUR OUTLOOK FOR MONEY MARKET RATES GOING FORWARD?

It's uncertain whether the Fed's March 1997 interest rate increase was an isolated event or the first in a series of moves. Nevertheless, high levels of consumer confidence, a vibrant housing market, rising employment and wage growth all seem to argue for strong U.S. economic growth. As a result, we expect rates will go even higher in the months ahead.

WITH THAT OUTLOOK IN MIND, HOW WILL YOU MANAGE THE FUND OVER THE NEXT SEVERAL MONTHS?

We'll continue to invest in overnight repos. Repo rates tend to track the federal funds rate very closely, so a short-term interest rate increase by the Fed would rapidly translate into a higher yield for the fund.


Annual Report                                       Capital Preservation II    9


                            SCHEDULE OF INVESTMENTS
                            CAPITAL PRESERVATION II

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS(1)
$11,300,000   Bank of America Securities, 6.25%,
              4/1/97, collateralized by
              $11,310,000 par value U.S.
              Treasury Notes, 6.75%, 6/30/99
              (Delivery value $11,301,962)                     $   11,300,000
 11,300,000   Bank of Tokyo, 6.40%, 4/1/97,
              collateralized by $10,795,000
              par value U.S. Treasury Bonds,
              8.25%, 5/15/05 (Delivery value
              $11,302,009)                                         11,300,000
 11,300,000   CS First Boston, 6.40%, 4/1/97,
              collateralized by $11,885,000
              par value U.S. Treasury Bills,
              6.40%, 10/16/97 (Delivery value
              $11,302,009)                                         11,300,000
 56,500,000   Daiwa Securities, 6.45%, 4/1/97,
              collateralized by $57,272,000
              par value U.S. Treasury Notes,
              5.375%, 5/31/98 (Delivery
              value $56,510,123)                                   56,500,000
 11,300,000   Goldman Sachs & Co., Inc., 6.45%,
              4/1/97, collateralized by
              $11,145,000 par value U.S.
              Treasury Notes, 7.375%,
              11/15/97 (Delivery value
              $11,302,025)                                         11,300,000
 11,300,000   Hong Kong and Shanghai Banking
              Corp., 6.00%, 4/1/97,
              collateralized by $11,325,000
              par value U.S. Treasury Notes,
          7   .125%, 2/29/00 (Delivery
              value $11,301,883)                                   11,300,000
 11,300,000   J.P. Morgan Securities, Inc., 6.20%,
              4/1/97, collateralized by
              $8,197,000 par value U.S.
              Treasury Bonds, 13.75%,
              8/15/04 (Delivery value
              $11,301,946)                                         11,300,000
 11,300,000   Merrill Lynch & Co., Inc., 6.25%,
              4/1/97, collateralized by
              $8,740,000 par value U.S.
              Treasury Bonds, 11.625%,
              11/15/04 (Delivery value
              $11,301,962)                                         11,300,000

Principal Amount                                                         Value
--------------------------------------------------------------------------------

$11,300,000   Sanwa Bank, 6.45%, 4/1/97,
              collateralized by $11,668,000
              par value U.S. Treasury Notes,
              6.375%, 3/31/01 (Delivery
              value $11,302,025)                               $   11,300,000
 11,300,000   State Street Bank, 6.10%, 4/1/97,
              collateralized by $10,765,000
              par value U.S. Treasury Bonds,
              7.875%, 11/15/07 (Delivery
              value $11,301,915)                                   11,300,000
 11,300,000   Swiss Bank Corp., 6.35%, 4/1/97,
              collateralized by $9,023,000 par
              value U.S. Treasury Bonds,
              10.375%, 11/15/12 (Delivery
              value $11,301,993)                                   11,300,000
 56,500,000   Union Bank of Switzerland, 6.40%,
              4/1/97, collateralized by
              $36,000,000 par value U.S
              Treasury Notes, 7.875%,
              11/15/04 and $18,341,000
              par value U.S. Treasury Notes,
              6.375%, 1/15/99 (Delivery
              value $56,510,044)                                   56,500,000
                                                                  -----------
TOTAL INVESTMENT SECURITIES--100.0%                              $226,000,000
                                                                 ============
Notes to Schedule of Investments

(1) All repurchase agreements were entered into on March 31, 1997.


See Notes to Financial Statements



10   Capital Preservation II                        American Century Investments


                         GOVERNMENT AGENCY MONEY MARKET
                                                                                AVERAGE ANNUAL RETURNS
                                                            ------------------------------------------------
                                             6 MONTHS       1 YEAR       3 YEARS      5 YEARS   LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Government Agency Money Market ................ 2.40%        4.89%         4.90%        4.09%       4.96%
90-Day Treasury Bill Index .................... 2.54%        5.15%         5.18%        4.37%       4.97%(1)
Average U.S. Government Money Market Fund(2) .. 2.35%        4.74%         4.72%        3.94%       4.64%(1)
Fund's Ranking Among U.S. Government
Money Market Funds(2) .........................  --  36 out of 115  20 out of 95  19 out of 79   4 out of 57

(1) Returns since 12/31/89, the date nearest the fund's inception for which return data are available. Inception date was December 5, 1989.

(2)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the comparative index and Lipper fund rankings.

YIELDS AS OF MARCH 31, 1997
                                  7-Day            7-Day
                                 Current         Effective
                                  Yield            Yield

Government Agency Money Market      4.82%          4.94%

Yields are defined in the Glossary on page 29.


PORTFOLIO AT A GLANCE
                                 3/31/97          3/31/96
Number of Securities               49               49
Weighted Average Maturity        42 days          44 days
Expense Ratio                     0.57%            0.51%


Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


Annual Report                                Government Agency Money Market   11


                         GOVERNMENT AGENCY MONEY MARKET

Management Q & A

An interview with Brian Howell, a portfolio manager on the U.S. Treasury and government money market funds management team.

HOW DID THE FUND PERFORM?

The fund performed well relative to its peers during the twelve months ended March 31, 1997. For the fiscal year, the fund returned 4.89%, compared with the 4.74% average return of the 115 funds in Lipper's "U.S. Government Money Market Funds" category for the same period. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

Money market yields remained in a range for the majority of the twelve-month period because of uncertainty over the direction of short-term interest rates (see page 3). With yields range bound, we made only minor adjustments to the fund's positioning. At the beginning of the period, we kept the fund's average maturity slightly shorter than its neutral range of 40-50 days. At that time, signs of strong economic growth made a Fed rate hike a possibility, so it made sense to shorten the fund's average maturity. However, the pace of U.S. economic growth slowed somewhat during the second half of the year, so we extended the fund's average maturity back out to 45-50 days.

Nevertheless, critical comments on inflation by ranking Fed officials prior to the Fed's March 1997 interest rate increase led us to position the fund defensively. We shortened the fund's average maturity, which benefits the fund when rates are rising because we can reinvest the fund's maturing assets more quickly in higher-yielding securities.

THE  FUND  MAINTAINED  A  RELATIVELY  LARGE  POSITION  IN  FLOATING-RATE   NOTES
(FLOATERS) DURING THE PERIOD. WHY?

We increased the fund's proportion of floaters from around 14% of assets at the beginning of the fiscal year to about 20% by the end of the period. We believe holding floaters is a good way to improve the fund's responsiveness to changing interest rates. Floaters reflect changes in interest rates quickly because their interest rates reset on a periodic basis. Most of the floaters we hold reset based on the three- or six-month Treasury bill rate. Treasury bill floaters are especially attractive in a rising interest rate environment because three- and six-month T-bill rates tend to reflect market participants' future expectations for the level of interest rates.

[pie charts]

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE  (as of  3/31/97)
Government  Agency
Discount Notes 77%

Floating-Rate Agency Notes 20%

Government Agency Notes 3%


PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE  (as of  9/30/96)
Government  Agency
Discount Notes 70%

Floating-Rate Agency Notes 23%

Government Agency Notes 7%


12   Government Agency Money Market                 American Century Investments


                         GOVERNMENT AGENCY MONEY MARKET

WHAT'S YOUR OUTLOOK FOR MONEY MARKET RATES GOING FORWARD?

High levels of consumer confidence and rising employment and wage growth seem to argue for strong economic expansion going forward. Until the economy shows signs of slowing, there will be upward pressure on interest rates. As a result, we expect rates may go higher in the months ahead. Nevertheless, we don't think rates will increase significantly because we believe the real federal funds rate is already restrictive (see page 3).

WITH  THAT  OUTLOOK  IN MIND,  HOW WILL YOU  MANAGE  THE FUND  OVER THE NEXT SIX
MONTHS?

We'll likely keep the fund's average maturity relatively short so that if a rate increase occurs, the fund will be better positioned to capture rising yields. But because we don't think the Fed is going to raise rates aggressively, we won't shorten the fund's maturity as much as we otherwise might when rates are rising. That will allow us to buy more longer-maturity paper than we normally would in a rising interest rate environment, which should help boost the fund's yield.

For example, we'll be on the lookout for attractively priced, higher-yielding securities in the six-month to one-year maturity sector. Because many market participants believe the Fed is likely to raise interest rates, demand for these six-month to one-year securities will likely fall off, driving prices lower and yields higher. If we were to buy some longer-maturity securities, however, we'd likely offset these purchases by buying floaters or other paper with very short maturities.

[pie charts]

PORTFOLIO  COMPOSITION  BY MATURITY (as of 3/31/97)
1-30 days 43%
31-60 days 29%
61-90 days 16%
91-180 days 12%

PORTFOLIO  COMPOSITION  BY MATURITY (as of 9/30/96)
1-30 days 39%
31-60 days 27%
61-90 days 15%
91-180 days 16%
181-397 days 2%


Annual Report                                Government Agency Money Market   13


                            SCHEDULE OF INVESTMENTS
                         GOVERNMENT AGENCY MONEY MARKET

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)
$ 2,600,000   FFCB Discount Note, 5.55%,
                4/7/97                                         $    2,597,751
  7,000,000   FFCB Discount Note, 5.52%,
                4/17/97                                             6,983,791
 43,830,000   FFCB Discount Note, 5.49%,
                4/29/97 through 6/3/97                             43,583,181
 18,500,000   FFCB Discount Note, 5.48%,
                6/5/97 through 6/17/97                             18,321,078
 35,000,000   FFCB Discount Note, 5.47%,
                7/17/97 through 8/18/97                            34,362,110
 97,315,000   FHLB Discount Note, 5.46%,
                4/24/97 through 5/29/97                            96,785,368
 55,335,000   FHLB Discount Note, 5.48%,
                4/30/97 through 6/30/97                            54,749,449
  5,500,000   FHLB Discount Note, 5.50%,
                8/13/97                                             5,394,363
 59,000,000   TVA Discount Note, 5.47%,
                4/2/97 through 4/22/97                             58,908,777
  8,200,000   TVA Discount Note, 5.48%,
                5/5/97                                              8,159,729
 33,300,000   TVA Discount Note, 5.49%,
                5/6/97 through 6/10/97                             33,016,827
                                                                  -----------
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES--77.3%                                      362,862,424
                                                                  -----------

OTHER U.S. GOVERNMENT AGENCY SECURITIES(1)
  3,115,000   FFCB, 5.29%, 6/2/97                                   3,112,376
 19,000,000   FFCB, VRN, 5.60%, 4/1/97,
              resets weekly off the 6-month
              T-Bill rate plus 0.05% with no
              caps, final maturity 6/13/97                         19,000,000
 10,000,000   FFCB, VRN, 5.60%, 4/1/97,
              resets weekly off the 6-month
              T-Bill rate plus 0.05% with no
              caps, final maturity 6/19/97                         10,000,000
 10,000,000   FFCB, VRN, 5.36%, 4/1/97,
              resets monthly off the 3-month
              T-Bill rate plus 0.22% with no
              caps, final maturity 7/1/97                           9,999,759
  9,525,000   FHLB, 5.645%, 5/15/97                                 9,524,876

Principal Amount                                                         Value
--------------------------------------------------------------------------------

$15,000,000   FHLB, VRN, 5.278%, 4/4/97,
              resets monthly off the 1-month
              LIBOR minus 0.16% with no
              caps, final maturity 4/4/97                       $  14,999,887
 20,000,000   SLMA, VRN, 5.54%, 4/1/97,
              resets weekly off the 3-month
              T-Bill rate plus 0.13% with no
              caps, final maturity 9/18/97                         20,000,000
 20,000,000   SLMA, VRN, 5.59%, 4/1/97,
              resets weekly off the 3-month
              T-Bill rate plus 0.18% with no
              caps, final maturity 11/10/97                        19,994,152
                                                                  -----------
TOTAL OTHER U.S. GOVERNMENT
AGENCY SECURITIES--22.7%                                          106,631,050
                                                                  -----------
TOTAL INVESTMENT SECURITIES--100.0%                              $469,493,474
                                                                 ============
Notes to Schedule of Investments

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

LIBOR = London Interbank Offered Rate

resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SLMA = Student Loan Marketing Association

TVA = Tennessee Valley Authority

VRN  =  Variable  Rate  Note.  Interest  reset  date is  indicated  and  used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective March 31, 1997.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity as of March 31, 1997. The rates for other U.S. Government Agency Securities are the stated coupon rates.

See Notes to Financial Statements



14   Government Agency Money Market                 American Century Investments


                      STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 1997

                                                                    CAPITAL           CAPITAL      PRESERVATION II
                                                                 PRESERVATION       GOVERNMENT         AGENCY

ASSETS
Investment securities, at value (Note 1)...................... $2,942,698,380     $226,000,000     $469,493,474
Cash..........................................................      5,824,129        1,548,575        1,540,726
Receivable for investments sold...............................     75,044,922              -               -
Receivable for capital shares sold............................        486,799          150,508             -
Interest receivable...........................................     38,750,805           39,566        1,110,823
Prepaid expenses and other assets.............................         35,353            2,802            5,658
                                                                       ------            -----            -----
                                                                3,062,840,388      227,741,451      472,150,681
                                                                -------------      -----------      -----------

LIABILITIES
Disbursements in excess of demand deposit cash................      3,702,646          230,185          502,680
Payable for investments purchased.............................     76,186,176              -               -
Payable for capital shares redeemed...........................      3,690,103          870,115          638,988
Payable to affiliates (Note 2)................................      1,147,314          150,661          201,411
Dividends payable.............................................         30,130              -             34,786
Accrued expenses and other liabilities........................         69,311           17,629           14,004
                                                                       ------           ------           ------
                                                                   84,825,680        1,268,590        1,391,869
                                                                   ----------        ---------        ---------
Net Assets Applicable to Outstanding Shares................... $2,978,014,708     $226,472,861     $470,758,812
                                                               ==============     ============     ============

CAPITAL SHARES
Authorized (Unlimited number of shares
authorized for Government Agency)............................. 10,000,000,000   10,000,000,000            --
                                                               ==============   ==============     ============
Outstanding  .................................................  2,977,972,397      226,472,861      470,758,812
                                                                =============      ===========      ===========
Net Asset Value Per Share.....................................          $1.00            $1.00            $1.00
                                                                        =====            =====            =====

NET ASSETS CONSIST OF:
Capital paid in............................................... $2,977,972,397     $226,472,861     $470,758,812
Undistributed net investment income...........................        125,831              -               -
Distributions in excess of net realized gain
on investment transactions....................................        (83,520)             -               -
                                                                      -------          -------          -------
                                                               $2,978,014,708     $226,472,861     $470,758,812
                                                               ==============     ============     ============

See Notes to Financial Statements



Annual Report                          Statements of Assets and Liabilities   15


                            STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 1997

                                                                    CAPITAL           CAPITAL      PRESERVATION II
                                                                 PRESERVATION       GOVERNMENT         AGENCY
INVESTMENT INCOME
Income:
Interest......................................................    $155,819,348      $12,618,880     $25,812,706
                                                                  ------------      -----------     -----------

Expenses (Note 2):
Investment advisory fees......................................       8,107,075        1,102,515       1,348,058
Administrative fees...........................................       2,871,948          226,237         459,802
Transfer agency fees..........................................       2,449,205          281,206         553,760
Printing and postage..........................................         641,891           56,751         122,230
Custodian fees................................................         401,644           61,306          67,030
Auditing and legal fees.......................................         105,774           26,044          31,912
Telephone expenses............................................         104,933           13,781          34,520
Directors' fees and expenses..................................          79,379           16,617          12,981
Registration and filing fees..................................          49,201           30,308          15,490
Other operating expenses......................................          13,169            2,452          12,506
                                                                        ------            -----          ------
  Total expenses..............................................      14,824,219        1,817,217       2,658,289
Amount recouped (waived) (Note 2).............................               -          (54,941)         93,320
Custodian earnings credits (Note 3)...........................        (196,208)         (15,225)        (24,382)
                                 -                                    --------          -------         -------
  Net expenses................................................      14,628,011        1,747,051       2,727,227
                                                                    ----------        ---------       ---------
Net investment income.........................................     141,191,337       10,871,829      23,085,479
                                                                   -----------       ----------      ----------

Net realized gain on investments..............................         752,673                -          10,130
                                                                   -----------       ----------      ----------

Net Increase in Net Assets
Resulting from Operations.....................................    $141,944,010      $10,871,829     $23,095,609
                                                                  ============      ===========     ===========


See Notes to Financial Statements



16   Statements of Operations                       American Century Investments


                      STATEMENTS OF CHANGES IN NET ASSETS




YEARS ENDED MARCH 31, 1997                               CAPITAL                        CAPITAL                      GOVERNMENT
AND MARCH 31, 1996                                     PRESERVATION                  PRESERVATION II                   AGENCY
                                           -----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                 1997            1996           1997           1996            1997         1996
OPERATIONS
Net investment income...................  $141,191,337    $150,636,263    $10,871,829    $12,712,502     $23,085,479  $25,573,383
Net realized gain on investments........       752,673       1,211,415               -              -         10,130       14,738
                                           -----------     -----------     ----------     ----------      ----------   ----------
Net increase in net assets
   resulting from operations............   141,944,010     151,847,678     10,871,829     12,712,502      23,095,609   25,588,121
                                           -----------     -----------     ----------     ----------      ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income..............  (141,065,506)   (150,636,263)   (10,871,829)   (12,712,502)    (23,085,479) (25,573,383)
From net realized gains from
   investment transactions..............      (752,673)     (1,211,415)             --             --        (10,130)     (14,738)
Distributions in excess of
net realized
   gains on investment transactions.....       (83,520)              --             --             --              --           --
                                           -----------     -----------     ----------     ----------      ----------   ----------
Decrease in net assets
from distributions......................  (141,901,699)   (151,847,678)   (10,871,829)   (12,712,502)    (23,095,609) (25,588,121)
                                          ------------    ------------    -----------    -----------     -----------  -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold............... 2,258,573,530   3,051,788,845    145,382,295    171,364,900     409,848,791  527,427,754
Proceeds from reinvestment
of distributions........................   136,153,282     144,805,698     10,464,213     12,161,767      22,319,108   24,618,517
Payments for shares redeemed............(2,494,312,912) (3,002,386,181)  (174,949,825)  (200,390,890)   (464,737,370)(510,520,815)
                                        --------------  --------------   ------------   ------------    ------------ ------------
Net increase (decrease)
in net assets
   from capital share transactions......   (99,586,100)    194,208,362    (19,103,317)   (16,864,223)    (32,569,471)  41,525,456
                                           -----------     -----------    -----------    -----------     -----------   ----------
Net increase (decrease)
   in net assets........................   (99,543,789)    194,208,362    (19,103,317)   (16,864,223)    (32,569,471)  41,525,456

NET ASSETS
Beginning of Year.......................  3,077,558,497  2,883,350,135    245,576,178    262,440,401     503,328,283  461,802,827
                                          -------------  -------------    -----------    -----------     -----------  -----------
End of Year............................. $2,978,014,708 $3,077,558,497   $226,472,861   $245,576,178    $470,758,812 $503,328,283
                                         ============== ==============   ============   ============    ============ ============
Undistributed net
investment income.......................       $125,831             --             --             --              --           --
                                         ============== ==============   ============   ============    ============ ============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold....................................  2,258,573,530  3,051,788,845    145,382,295    171,364,900     409,848,791  527,427,754
Issued in reinvestment
   of distributions.....................    136,153,282    144,805,698     10,464,213     12,161,767      22,319,108   24,618,517
Redeemed................................ (2,494,312,912)(3,002,386,181)  (174,949,825)  (200,390,890)   (464,737,370)(510,520,815)
                                         -------------- --------------   ------------   ------------    ------------ ------------
Net increase (decrease).................    (99,586,100)   194,208,362    (19,103,317)   (16,864,223)    (32,569,471)  41,525,456
                                            ===========    ===========    ===========    ===========     ===========   ==========

See Notes to Financial Statements



Annual Report                           Statements of Changes in Net Assets   17


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. Organization and Summary of Significant Accounting Policies

Organization-- American Century Capital Preservation Fund, Inc., American Century Capital Preservation Fund II, Inc. (the Corporations), and American Century Government Income Trust (the Trust) are registered under the Investment Company Act of 1940 as open-end diversified management investment companies. American Century - Benham Capital Preservation Fund (Capital Preservation) is the only fund issued by American Century Capital Preservation Fund, Inc. American Century - Benham Capital Preservation Fund II (Capital Preservation II) is the only fund issued by American Century Capital Preservation Fund II, Inc. American Century - Benham Government Agency Money Market Fund (Government Agency) is one of the seven funds issued by American Century Government Income Trust. Capital Preservation is a money market fund which seeks maximum safety and liquidity. The Fund intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government and maintaining a dollar-weighted average portfolio maturity of not more than 60 days. Capital Preservation II is a money market fund which seeks maximum safety and liquidity. The Fund intends to pursue its investment objectives by investing primarily in repurchase agreements collateralized by securities that are backed by the full faith and credit of the U.S. government. Such collateral may include U.S. Treasury bills, notes, and bonds or mortgage-backed Ginnie Mae certificates. Government Agency is a money market fund which seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity. The Fund intends to pursue its investment objectives by investing exclusively in short-term obligations of the U.S government and its agencies and instrumentalities, the income from which is exempt from state taxes. On February 28, 1997, the Board of Directors of Capital Preservation and Capital Preservation II approved a reorganization transaction whereby Capital Preservation and Capital Preservation II will be merged into a newly created fund. Such transaction is subject to shareholder approval of both Funds, and, if approved, is expected to be completed in 1997. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations-- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors or Trustees.

Securities Transactions-- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income-- Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premiums and discounts are amortized daily on a straight-line basis.

Repurchase Agreements-- Capital Preservation II enters into repurchase agreements with institutions that the Fund's investment advisor, Benham
Management Corporation (BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Fund under each repurchase agreement.

Forward Commitments-- Periodically, Capital Preservation and Government Agency enter into purchase or sale transactions on a forward commitment basis. In these transactions, the Funds sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, these Funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitment or "roll" transactions. The Funds take possession of any security they purchase in these transactions.

Income Tax Status-- It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions-- Distributions from net investment income are declared and credited daily and distributed monthly. The Funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions.

All income dividends paid by Capital Preservation and Government Agency during the fiscal year ended March 31, 1997, came from net income on direct investments in U.S.

18   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

Treasury and agency securities. Interest income from U.S. Treasury and agency securities is not subject to state and local taxes in many states.

Supplementary Information-- Certain officers and directors or trustees of the Corporations or Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, BMC, the Trust's distributor, American Century Investment Services, Inc. (ACIS) and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporations and Trust have entered into an Investment Advisory Agreement with BMC that provides the Corporations and Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of the Corporations and Trust officers and directors or trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by Capital Preservation and Capital Preservation II by applying the Fund's average daily closing net assets to the following annualized investment advisory fee schedule. Government Agency pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule:

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Corporations and Trust have an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The Agreement was formerly with Benham Financial Services, Inc.

The Corporations and Trust have an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses to a percentage of average daily closing nets assets (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.53% (0.54% prior to June 1, 1996) for Capital Preservation, 0.73% (0.75% prior to June 1, 1996) for Capital Preservation II, and 0.60% (0.50% prior to June 1, 1997) for Government Agency. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. On April 25, 1997, the Board of Trustees/Directors approved a plan to implement a unified management fee, which would replace the existing contracts, previously mentioned, between the Funds and related parties. Such plan is subject to shareholder approval and will be voted on in July 1997.

The payables to affiliates as of March 31, 1997, based on the above agreements were as follows:

                                 Capital          Capital         Government
                              Preservation    Preservation II       Agency

Investment advisor .......... $   681,356        $104,210          $111,545
Administrative Services
and Transfer Agent ..........     465,958          46,451            89,866
                                ---------        --------          --------
                               $1,147,314        $150,661          $201,411
                                =========        ========          ========


Annual Report                                 Notes to Financial Statements   19


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

As of March 31, 1997, certain other variable-rate funds managed by BMC owned shares of Capital Preservation, with a total value of $146,906. The terms of such transactions were identical to those of nonrelated entities except that, to avoid duplicative investment advisory and administrative fees, the variable-rate funds do not pay BMC an investment advisory fee or ACSC an administrative fee for assets invested in Capital Preservation.

The Corporations and Trust have a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Corporation's and Trust's shares. This Agreement was formerly with Benham Distributors, Inc.

--------------------------------------------------------------------------------
3. Expense Offset Arrangements

The Funds' Statements of Operations reflect custodian earnings credits. These amounts are used to offset the custodian fees payable by the Funds to the custodian bank. The credits are earned when the Funds maintain a balance of uninvested cash at the custodian bank. Beginning with the year ended March
31,1996, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

--------------------------------------------------------------------------------
4. Subsequent Events

The following name changes became effective January 1, 1997:

                    NEW NAMES                                                FORMER NAMES
Fund's Issuer:      American Century Capital Preservation Fund, Inc.         Capital Preservation Fund, Inc.
                    American Century Capital Preservation Fund II, Inc.      Capital Preservation Fund II, Inc.
                    American Century Government Income Trust                 Benham Government Income Trust
Funds:              American Century - Benham Capital Preservation Fund      Capital Preservation Fund, Inc.
                    American Century - Benham Capital Preservation Fund II   Capital Preservation Fund II, Inc.
                    American Century - Benham Government Agency
Money Market Fund   Benham Government Agency Fund
Parent Company:     American Century Companies, Inc.                         Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.               Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation                    Twentieth Century Services, Inc.


20   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS
                              CAPITAL PRESERVATION

   For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                             1997             1996              1995             1994           1993(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period.................        $1.00            $1.00             $1.00            $1.00             $1.00
                                            -----            -----             -----            -----             -----
Income from Investment Operations
   Net Investment Income ...........         0.05             0.05              0.04             0.03              0.01
                                             ----             ----              ----             ----              ----
Distributions
   From Net Investment Income.......        (0.05)           (0.05)            (0.04)           (0.03)            (0.01)
                                            -----            -----             -----            -----             -----
Net Asset Value, End of Period......        $1.00            $1.00             $1.00            $1.00             $1.00
                                            =====            =====             =====            =====             =====
   Total Return(2)..................         4.82%            5.21%             4.31%            2.63%             1.35%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3)............         0.49%            0.51%             0.50%            0.51%          0.50%(4)
Ratio of Net Investment Income
to Average Net Assets...............         4.66%            5.07%             4.24%            2.59%          2.68%(4)
Net Assets, End
of Period (in thousands)............   $2,978,015       $3,077,558        $2,883,350       $2,786,614        $2,943,242

(1) The fiscal year-end was changed from September 30 to March 31 beginning with the period ended March 31, 1993. This column represents a six-month period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for periods subsequent to March 31, 1995, include expenses paid through expense offset arrangements.

(4)  Annualized.

See Notes to Financial Statements



Annual Report                                          Financial Highlights   21

                              FINANCIAL HIGHLIGHTS
                            CAPITAL PRESERVATION II

                                            For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                             1997             1996              1995             1994           1993(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period.................        $1.00            $1.00             $1.00            $1.00             $1.00
                                            -----            -----             -----            -----             -----
Income from Investment Operations
   Net Investment Income ...........         0.05             0.05              0.04             0.02              0.01
                                             ----             ----              ----             ----              ----
Distributions
   From Net Investment Income.......        (0.05)           (0.05)            (0.04)           (0.02)            (0.01)
                                            -----            -----             -----            -----             -----
Net Asset Value, End of Period......        $1.00            $1.00             $1.00            $1.00             $1.00
                                            =====            =====             =====            =====             =====
   Total Return(2)..................         4.69%            5.15%             4.17%            2.40%             1.21%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3)............         0.74%            0.76%             0.75%            0.75%          0.75%(4)
Ratio of Net Investment Income
to Average Net Assets...............         4.56%            5.03%             4.06%            2.37%          2.40%(4)
Net Assets, End
of Period (in thousands)............     $226,473         $245,576          $262,440         $283,487          $313,855

(1) The fiscal year-end was changed from September 30 to March 31 beginning with the period ended March 31, 1993. This column represents a six-month period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for periods subsequent to March 31, 1995, include expenses paid through expense offset arrangements.

(4)  Annualized.

See Notes to Financial Statements



22   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                         GOVERNMENT AGENCY MONEY MARKET

                                                       For a Share Outstanding Throughout the Years Ended March 31

                                             1997             1996              1995             1994              1993

PER-SHARE DATA
Net Asset Value,
Beginning of Year...................        $1.00            $1.00             $1.00            $1.00             $1.00
                                            -----            -----             -----            -----             -----
Income from Investment Operations
   Net Investment Income ...........         0.05             0.05              0.04             0.03              0.03
                                             ----             ----              ----             ----              ----
Distributions
   From Net Investment Income.......        (0.05)           (0.05)            (0.04)           (0.03)            (0.03)
                                            -----            -----             -----            -----             -----
Net Asset Value, End of Year........        $1.00            $1.00             $1.00            $1.00             $1.00
                                            =====            =====             =====            =====             =====
   Total Return(1)..................         4.89%            5.35%             4.47%            2.69%             3.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(2)............         0.57%            0.51%             0.50%            0.50%             0.50%
Ratio of Net Investment Income
to Average Net Assets...............         4.76%            5.20%             4.35%            2.65%             3.04%
Net Assets, End
of Year (in thousands)..............     $470,759         $503,328          $461,803         $561,766          $646,006

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for periods subsequent to March 31, 1995, include expenses paid through expense offset arrangements.

See Notes to Financial Statements

Annual Report                                          Financial Highlights   23


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American Century Capital Preservation Fund, Inc.
American Century Capital Preservation Fund II, Inc.
American Century Government Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century Capital Preservation Fund, Inc., American Century Capital Preservation Fund II, Inc., and American Century - Benham Government Agency Money Market Fund (one of the series comprising American Century Government Income Trust) (the Funds) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
May 2, 1997



24   Independent Auditors' Report                   American Century Investments


                              IMPORTANT NOTICE FOR
                        ALL IRA AND 403(b) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Annual Report                                              Important Notice   25


                                     NOTES


26   Notes                                          American Century Investments


                                     NOTES


Annual Report                                                         Notes   27


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

CAPITAL PRESERVATION is a money market fund that seeks maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity. The fund invests exclusively in U.S. Treasury securities and must maintain a weighted average maturity of 60 days or less.

CAPITAL PRESERVATION II is a money market fund that seeks maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity. The fund intends to pursue its investment objectives by investing primarily in repurchase agreements collateralized by securities backed by the full faith and credit of the U.S. government.

GOVERNMENT AGENCY MONEY MARKET is a money market fund that seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity, by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities, the income from which is exempt from state taxes.

An investment in the funds is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the funds will be able to maintain a stable net asset value of $1 per share. Past performance is no guarantee of future results.


Comparative Indices

The following index is used in the report to serve as a fund performance comparison. It is not an investment product available for purchase.

The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.


Lipper Rankings

LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper category for the U.S. Treasury and government money market funds are:

U.S. TREASURY MONEY MARKET FUNDS (Capital  Preservation and Capital Preservation
II)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

U.S. GOVERNMENT MONEY MARKET FUNDS (Government Agency Money Market)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                         PORTFOLIO MANAGEMENT TEAM

                         Portfolio Managers      Brian Howell, Denise Tabacco


28   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 21-23.

Yields

o 7-day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)

Security Types

o Floating-Rate Notes (Floaters)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR). Floaters are considered derivatives because they "derive" their interest rates from their designated base rates. However, floaters are not "risky" derivatives--their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider floaters to be inappropriate investments for money market funds.

o U.S. Government Agency Notes--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years.

o U.S. Government Agency Discount Notes--short-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency discount notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

o Repurchase Agreements (Repos)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

o U.S. Treasury Bills (T-bills)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

o U.S. Treasury Notes (T-notes)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years.


Annual Report                                                      Glossary   29


[american century logo]
      American
     Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

American Century Government Income Trust
Capital Preservation Fund, Inc.
Capital Preservation Fund II, Inc.

Investment Manager
Benham Management Corporation

This  report  and  the   statements   it
contains are  submitted  for the general
information  of  our  shareholders.  The
report    is    not    authorized    for
distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9705           [recycled logo]
SH-BKT-8321       Recycled

                                 ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 March 31, 1997

                                     BENHAM
                                     GROUP

                              Short-Term Treasury
                           Intermediate-Term Treasury
                               Long-Term Treasury


[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Short-Term Treasury
     Performance & Portfolio Information.................... 4
     Management Q & A....................................... 5
     Schedule of Investments................................ 8
     Financial Highlights...................................25
Intermediate-Term Treasury
     Performance & Portfolio Information.................... 9
     Management Q & A.......................................10
     Schedule of Investments................................13
     Financial Highlights...................................26
Long-Term Treasury
     Performance & Portfolio Information....................14
     Management Q & A.......................................15
     Schedule of Investments................................18
     Financial Highlights...................................27
Statements of Assets and Liabilities........................19
Statements of Operations....................................20
Statements of Changes in Net Assets.........................21
Notes to Financial Statements...............................22
Independent Auditors' Report................................28
IRA/403(b) Information......................................29
Background Information
     Investment Philosophy & Policies.......................32
     Comparative Indices....................................32
     Lipper Rankings........................................32
     Portfolio Management Team..............................32
Glossary....................................................33

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                  American Century Investments--Family of Funds

        BENHAM GROUP           AMERICAN CENTURY GROUP    TWENTIETH CENTURY GROUP

     MONEY MARKET FUNDS          ASSET ALLOCATION &
    GOVERNMENT BOND FUNDS        BALANCED FUNDS             U.S. GROWTH FUNDS
   DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
    MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

     Short-Term Treasury
 Intermediate-Term Treasury
     Long-Term Treasury


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments

                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy grew by 4.1% during the year ended March 31, 1997, while inflation rose by just 2.8%.

o To head off potential inflation and slow the rapid pace of economic growth, the Federal Reserve raised short-term interest rates in March.

o U.S. Treasury bond prices fell during the year ended March 31, but the interest income enabled Treasurys to produce modestly positive returns.

o U.S. government agency securities outperformed Treasury securities during the period.

Short-Term Treasury

o The fund outperformed the average short Treasury fund during the fiscal year ended March 31, 1997.

o The fund was positioned defensively for much of the year, especially when interest rates were rising in mid-1996 and early 1997.

o The fund invested 20-25% of its assets in government agency securities during the period, primarily in callable securities.

o Going forward, we plan to remain defensive because of our expectations for higher short-term interest rates in the coming months.

Intermediate-Term Treasury

o The fund was the top performer out of 12 intermediate Treasury funds during the fiscal year ended March 31, 1997 (see page 9).

o The fund's conservative positioning early in the fiscal year contributed to the fund's favorable performance.

o The fund invested in the Treasury's new inflation-indexed bonds for a brief period in early 1997.

o Intermediate-term Treasury securities are now yielding 7%, while inflation remains below 3%. We are extending the fund's average maturity to capture these high real yields.

Long-Term Treasury

o The fund underperformed the average general Treasury fund during the fiscal year ended March 31, 1997.

o The fund tends to have one of the longest maturities among general Treasury funds, and this hampered fund performance during the fiscal year as Treasury bond prices declined.

o The fund continued to avoid government agency securities because yield spreads between long-term agency and Treasury securities remained narrow.

o If long-term Treasury yields continue to rise, we plan to extend the fund's average maturity to capture high real yields.

                              Short-Term Treasury

                         Total Returns:      AS OF 3/31/97
                         6 Months                   2.33%*
                         1 Year                      4.62%
                         Net Assets:         $35.9 million
                         (AS OF 3/31/97)
                         Inception Date:            9/8/92
                         Ticker Symbol:              BSTAX


                               Intermediate-Term

                         Total Returns:      AS OF 3/31/97
                         6 Months                   1.60%*
                         1 Year                      4.05%
                         Net Assets:        $328.8 million
                         (AS OF 3/31/97)
                         Inception Date:           5/16/80
                         Ticker Symbol:              CPTNX


                               Long-Term Treasury

                         Total Returns:      AS OF 3/31/97
                         6 Months                   1.36%*
                         1 Year                      2.65%
                         Net Assets:        $126.6 million
                         (AS OF 3/31/97)
                         Inception Date:            9/8/92
                         Ticker Symbol:              BLAGX
                         * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 33.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

March 31, 1997, marked the end of an eventful period for our company and U.S. bond markets. Over the past twelve months, U.S. government agency securities outperformed Treasury securities as yield spreads between the two continued to narrow. In the following pages, our investment management team provides further details about these markets and how your fund was managed during the year.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name, we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (growth and international equity funds). The U.S. Treasury funds will remain in the Benham Group because their investment goals match key attributes of that group.

In reviewing this report, you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a one-page report summary, a glossary, more charts and graphs, and expanded Management Q & A and background information sections. By June, all American Century shareholder reports will have been converted to this format.

Another new resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

In June, you will receive a proxy statement and ballot that proposes several changes to your fund. The proxy statement contains more details about the proposed changes; we strongly encourage you to read it carefully and take part in the proxy vote.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy expanded rapidly during the year ended March 31, 1997. Strong employment growth, increased consumer spending and a robust housing market fueled growth of 4.1% for the year. Although such a strong level of economic growth has historically been accompanied by rising prices, inflation remained tame--the consumer price index rose by just 2.8% during the one-year period.

But there has been recent evidence of increasing wage pressures, which are often passed on to consumers in the form of higher prices. As a result, the Federal Reserve made a pre-emptive strike against inflation by raising short-term interest rates in March. The Fed raised its federal funds rate target (the overnight lending rate targeted by the Fed for large loans between commercial banks) from 5.25% to 5.50%.

U.S. Treasury Securities

U.S. Treasury securities produced modest returns during the year ended March 31. As yields rose (see the accompanying graph), the prices of Treasury securities fell, but the interest income paid out to bondholders more than offset the price declines. Short-term securities, which usually suffer less price depreciation when interest rates are rising, performed better than longer-term securities during the period. For example, the two-year Treasury note posted a 5.65% return for the year, while the 30-year Treasury bond returned 1.65%.

Treasury yields rose in the second quarter of 1996 as signs of strong economic growth raised inflation fears. After yields peaked in June, the bond market traded listlessly throughout the summer, reflecting the market's uncertainty about the economic outlook. But as 1996 progressed, evidence of moderating economic growth and low inflation ultimately sparked a substantial rebound in the Treasury market-- yields fell and prices rose throughout the fourth quarter.

However, Treasury yields soared again in early 1997 as stronger economic growth and rising wage pressures rekindled concerns about inflation. The 30-year Treasury bond yield, which had fallen as low as 6.35% in December, climbed to 7.10% by the end of March.

Treasury vs. Agency Securities

U.S. government agency securities outperformed Treasury securities during the year ended March 31. As a result, the yield differences--or spreads--between agency and Treasury securities with comparable maturities narrowed, continuing a trend that has developed over the past two years.

In part, the tighter yield spreads were a function of decreasing supply and stronger demand. On the supply side, government agency issuance remained low by historical standards. In addition, an increasing amount of callable agency securities--those that can be redeemed by the issuer before maturity at a prearranged date--were paid off early, further reducing the existing supply. Meanwhile, demand for agency securities grew as investors looked for additional yield, especially when interest rates were declining in late 1996.

Treasury-agency yield spreads were also affected by tightening yield spreads between Treasury securities and other fixed-income securities, such as corporate bonds and mortgage-backed securities.

[line graph - data below]

                             TREASURY YIELD CURVES

Years to Maturity       3/31/96          3/31/97
1                        5.376            5.997
2                        5.752            6.411
3                        5.884            6.562
4                        6.02             6.650
5                        6.078            6.748
6                        6.179            6.799
7                        6.28             6.850
8                     6.29433333          6.868
9                     6.30866667          6.887
10                       6.323            6.905
11                      6.3744            6.935
12                      6.4258            6.965
13                      6.4772            6.995
14                      6.5286            7.025
15                       6.58             7.055
16                       6.632            7.084
17                       6.684            7.113
18                       6.736            7.142
19                       6.788            7.171
20                       6.84             7.200
21                       6.823            7.190
22                       6.806            7.180
23                       6.789            7.170
24                       6.772            7.160
25                       6.755            7.150
26                      6.7378            7.139
27                      6.7206            7.128
28                      6.7034            7.117
29                      6.6862            7.106
30                       6.669            7.095

Source: Bloomberg Financial Markets


Annual Report                                               Period Overview    3

                              SHORT-TERM TREASURY

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Short-Term Treasury ......................................  2.33%         4.62%          5.05%         4.41%
Lehman 1- to 3-Year Government Securities Index ..........  2.55%         5.36%          5.79%         4.98%(1)
Average Short U.S. Treasury Fund(2) ......................  2.09%         4.31%          5.30%         4.43%(1)
Fund's Ranking Among
Short U.S. Treasury Funds(2) .............................   --        9 out of 22    9 out of 15   5 out of 8

(1) Returns since 9/30/92, the date nearest the fund's inception for which return data are available. Inception date was September 8, 1992.
(2) According to Lipper Analytical Services.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 3/31/97

$10,000 investment made 9/30/92

             Short-Term Treasury      Lehman 1- to 3-Year Govt. Index

Sep-92            $10,000                        $10,000
Oct-92             $9,930                         $9,943
Nov-92             $9,895                         $9,928
Dec-92             $9,955                        $10,021
Jan-93            $10,072                        $10,126
Feb-93            $10,168                        $10,206
Mar-93            $10,209                        $10,238
Apr-93            $10,274                        $10,300
May-93            $10,242                        $10,275
Jun-93            $10,317                        $10,352
Jul-93            $10,326                        $10,374
Aug-93            $10,410                        $10,460
Sep-93            $10,440                        $10,494
Oct-93            $10,447                        $10,517
Nov-93            $10,446                        $10,519
Dec-93            $10,485                        $10,561
Jan-94            $10,547                        $10,626
Feb-94            $10,481                        $10,561
Mar-94            $10,429                        $10,508
Apr-94            $10,386                        $10,468
May-94            $10,406                        $10,482
Jun-94            $10,427                        $10,509
Jul-94            $10,510                        $10,603
Aug-94            $10,534                        $10,638
Sep-94            $10,513                        $10,614
Oct-94            $10,535                        $10,638
Nov-94            $10,485                        $10,593
Dec-94            $10,501                        $10,614
Jan-95            $10,631                        $10,758
Feb-95            $10,777                        $10,904
Mar-95            $10,831                        $10,965
Apr-95            $10,913                        $11,063
May-95            $11,081                        $11,252
Jun-95            $11,144                        $11,313
Jul-95            $11,176                        $11,358
Aug-95            $11,240                        $11,426
Sep-95            $11,291                        $11,482
Oct-95            $11,379                        $11,577
Nov-95            $11,463                        $11,676
Dec-95            $11,544                        $11,763
Jan-96            $11,620                        $11,863
Feb-96            $11,583                        $11,817
Mar-96            $11,557                        $11,809
Apr-96            $11,559                        $11,821
May-96            $11,573                        $11,847
Jun-96            $11,643                        $11,933
Jul-96            $11,687                        $11,980
Aug-96            $11,702                        $12,024
Sep-96            $11,816                        $12,133
Oct-96            $11,942                        $12,271
Nov-96            $12,044                        $12,361
Dec-96            $12,020                        $12,364
Jan-97            $12,074                        $12,423
Feb-97            $12,098                        $12,453
Mar-97            $12,134                        $12,443

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The chart begins on 9/30/92 because that is the date nearest the fund's 9/8/92 inception date for which index return data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


PORTFOLIO AT A GLANCE
                                         3/31/97           3/31/96
Number of Securities                       15                 6
Weighted Average Maturity               1.9 years         1.8 years
Average Duration                        1.7 years         1.7 years
Expense Ratio                             0.61%             0.67%


YIELD AS OF MARCH 31, 1997
                                         30-DAY
                                           SEC
                                          YIELD

Short-Term Treasury                       5.64%

Yield is defined in the Glossary on page 33.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


4    Short-Term Treasury                            American Century Investments


                              SHORT-TERM TREASURY

Management Q & A

An interview with Bob Gahagan, vice president and a senior portfolio manager on the Benham Treasury funds management team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

The fund outperformed its peer group average by more than 30 basis points. For the fiscal year ended March 31, 1997, the fund posted a total return of 4.62%, compared with the 4.31% average return of the 22 "Short U.S. Treasury Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND OUTPERFORM ITS PEER GROUP AVERAGE?

One reason was the fund's more defensive positioning. At the beginning of the fiscal year, stronger economic growth prompted concern about the possibility of an interest rate increase by the Federal Reserve, so we kept the fund's average maturity and duration short compared with other short-term Treasury funds. This defensive strategy aided the fund's return as interest rates rose in mid-1996.

We did extend the fund's average maturity out to a more neutral position in late 1996 as fears of a Fed rate hike waned. However, we reverted to a more conservative position by the start of 1997 when economic conditions suggested that rising rates were again likely.

[bar graph - data below]

SHORT-TERM TREASURY FISCAL YEAR RETURNS
(Periods ended March 31)

             Short-Term Treasury       Lehman 1- 3-Year Govt. Index

*1993               2.45%                          2.38%
1994                2.16%                          2.65%
1995                3.85%                          4.36%
1996                6.71%                          7.69%
1997                4.62%                          5.36%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

* Return from 9/30/92 (the date nearest the fund's inception for which index data are available) to 3/31/93.


Annual Report                                           Short-Term Treasury    5


                              SHORT-TERM TREASURY

Another factor that contributed to the fund's outperformance was its holdings of government agency securities. During the fiscal year, short- and intermediate-term agency securities had better returns than Treasury securities of similar maturity.

CAN YOU ELABORATE ON THE FUND'S POSITION IN AGENCY SECURITIES?

The fund began the year with no agency securities, but we invested about 25% of the fund's assets in both callable and non-callable agency notes during the spring and summer of 1996. Callable agency securities have a "call" option, which gives the issuer the opportunity to pay off the securities at a prearranged date before maturity; non-callable securities do not have this feature.

Government agencies will usually exercise a call option when interest rates are declining because they can issue new, lower-yielding securities to replace the existing callable securities. As a result, callable agency securities tend to perform better when interest rates are relatively stable or rising gradually.

We maintained the fund's 25% agency position through the end of 1996, but we began trimming the fund's agency holdings in early 1997. Short-term agency securities had outperformed comparable Treasury securities, so we wanted to lock in some profits from the fund's agency holdings. We accomplished this by selling the fund's non-callable agency securities, retaining our callable securities.
Currently, all of the fund's agency securities--about 20% of the fund's portfolio--are callable.

WHY DIDN'T YOU SELL ANY OF THE FUND'S CALLABLE AGENCY SECURITIES?

Part of the reason is that we think the yields of callable securities are currently attractive. In general, callable agency securities tend to offer higher yields than Treasurys with comparable maturities because of call risk--the risk that the issuer will pay off the security early. By contrast, non-callable agency securities have yields that are usually somewhere in between callable yields and Treasury yields.

We also think callable agency securities still have the potential to outperform Treasury securities going forward. The yield differential--or spread--between short-term Treasury securities and non-callable agency securities is extremely narrow, which limits the potential for non-callables to outperform Treasurys. On the other hand, the yield spread between Treasurys and callable agency securities is still wide enough for callables to outperform, given our interest rate outlook.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
Treasury Notes 80%
Agency Notes 20%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
Treasury Notes 74%
Agency Notes 26%


6    Short-Term Treasury                            American Century Investments


                              SHORT-TERM TREASURY

AND WHAT IS YOUR INTEREST RATE OUTLOOK FOR THE NEXT SIX MONTHS?

The U.S. economy picked up steam in the first quarter of 1997, growing at a 5.6% annual rate. Although that level of growth is probably unsustainable, there is evidence that a moderate level of growth could continue. Consumer confidence is at an eight-year high, employment growth remains strong, and personal incomes continue to increase.

Based on these economic conditions, we expect the Federal Reserve to continue raising short-term interest rates in order to slow growth and restrict inflationary pressures. The Fed already raised short-term rates once in March, its first increase since February 1995. One key factor that we--and the Fed--will be watching is the labor market. Rising labor costs and higher wages, which often translate into higher prices for consumers, would likely trigger additional Fed rate hikes.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

Since we expect short-term rates to rise, we plan to maintain the fund's defensive positioning in the coming months. This approach should help limit any price depreciation resulting from rising yields. However, we will closely monitor economic and inflationary conditions, and we'll be prepared to make adjustments if the environment changes.

We may also look to reduce the fund's agency holdings if yield spreads between short-term Treasury and agency securities continue to narrow. Treasury-agency yield spreads are partly dependent on supply and demand factors in the agency market, but they may also be affected by the yield spreads between Treasurys and other types of fixed-income securities, such as corporate bonds and mortgage-backed securities. As a result, we'll be keeping an eye on other areas of the bond market.

[pie charts]

COMPOSITION OF AGENCY HOLDINGS (as of 3/31/97)
Federal Home Loan
Bank 61%
Student Loan Marketing
Association 21%
Federal Farm Credit
Bank 18%

COMPOSITION OF AGENCY HOLDINGS (as of 9/30/96)
Federal Home Loan
Bank 80%
Student Loan Marketing
Association 6%
Federal Farm Credit
Bank 14%


Annual Report                                           Short-Term Treasury    7


                            SCHEDULE OF INVESTMENTS
                              SHORT-TERM TREASURY

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$ 1,000,000   U.S. Treasury Notes, 7.25%,
                2/15/98                                          $  1,009,690
  4,010,000   U.S. Treasury Notes, 7.875%,
                4/15/98                                             4,080,175
  2,170,000   U.S. Treasury Notes, 5.875%,
                4/30/98                                             2,163,902
  3,200,000   U.S. Treasury Notes, 5.875%,
                10/31/98                                            3,176,992
  4,150,000   U.S. Treasury Notes, 5.50%,
                11/15/98                                            4,095,552
  2,200,000   U.S. Treasury Notes, 5.875%,
                1/31/99                                             2,180,068
  2,615,000   U.S. Treasury Notes, 5.00%,
                2/15/99                                             2,550,436
  4,900,000   U.S. Treasury Notes, 6.25%,
                3/31/99                                             4,884,692
  1,805,000   U.S. Treasury Notes, 6.75%,
                5/31/99                                             1,814,585
  2,165,000   U.S. Treasury Notes, 7.75%,
                11/30/99                                            2,226,574
                                                                    ---------
TOTAL U.S. TREASURY SECURITIES--80.2%                              28,182,666
   (Cost $28,349,031)                                              ----------

U.S. GOVERNMENT AGENCY SECURITIES
  1,250,000   FFCB, 5.875%, 1/22/99,
                Call Date 7/22/97                                   1,238,100
    966,184   FHLB, 6.21%, 3/29/99,
                Call Date 9/29/97                                     959,990
  1,400,000   FHLB, 5.56%, 2/24/00,
                Call Date 8/24/97                                   1,359,400
  2,000,000   FHLB, 5.635%, 2/24/00,
                Call Date 8/24/97                                   1,945,700
  1,500,000   SLMA, 5.88%, 2/6/01,
                Call Date 2/6/98                                    1,451,595
                                                                    ---------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--19.8%                                            6,954,785
   (Cost $6,998,784)                                                ---------
TOTAL INVESTMENT SECURITIES--100.0%                               $35,137,451
   (Cost $35,347,815)                                             ===========

Notes to Schedule of Investments
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
SLMA = Student Loan Marketing Association

See Notes to Financial Statements



8    Short-Term Treasury                            American Century Investments

                           INTERMEDIATE-TERM TREASURY

                                                                        AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF MARCH 31, 1997
Intermediate-Term Treasury .................. 1.60%         4.05%         5.31%         5.97%         6.60%
Merrill Lynch 1- to 10-Year Treasury Index .. 2.29%         4.65%         6.02%         6.46%         7.56%
Average Intermediate U.S. Treasury Fund(1) .. 1.40%         3.38%         5.39%         6.29%         7.03%
Fund's Ranking Among
Intermediate U.S. Treasury Funds(1) .........  --        1 out of 12   4 out of 9    4 out of 6     2 out of 2

(1)  According to Lipper Analytical Services.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 3/31/97

$10,000 investment made 3/31/87

         Intermediate-Term Treasury   Merrill Lynch 1- to 10-Year Treasury Index

Mar-87            $10,000                              $10,000
Apr-87             $9,649                               $9,836
May-87             $9,572                               $9,826
Jun-87             $9,677                               $9,938
Jul-87             $9,624                               $9,957
Aug-87             $9,525                               $9,928
Sep-87             $9,302                               $9,798
Oct-87             $9,694                              $10,106
Nov-87             $9,711                              $10,162
Dec-87             $9,837                              $10,257
Jan-88            $10,196                              $10,516
Feb-88            $10,320                              $10,626
Mar-88            $10,161                              $10,580
Apr-88            $10,098                              $10,566
May-88            $10,021                              $10,507
Jun-88            $10,215                              $10,678
Jul-88            $10,152                              $10,652
Aug-88            $10,149                              $10,660
Sep-88            $10,337                              $10,845
Oct-88            $10,486                              $10,993
Nov-88            $10,362                              $10,897
Dec-88            $10,354                              $10,907
Jan-89            $10,457                              $11,015
Feb-89            $10,393                              $10,969
Mar-89            $10,443                              $11,023
Apr-89            $10,617                              $11,226
May-89            $10,849                              $11,463
Jun-89            $11,140                              $11,755
Jul-89            $11,379                              $11,995
Aug-89            $11,183                              $11,828
Sep-89            $11,229                              $11,888
Oct-89            $11,461                              $12,132
Nov-89            $11,554                              $12,250
Dec-89            $11,589                              $12,281
Jan-90            $11,518                              $12,211
Feb-90            $11,550                              $12,242
Mar-90            $11,552                              $12,266
Apr-90            $11,498                              $12,223
May-90            $11,750                              $12,481
Jun-90            $11,905                              $12,644
Jul-90            $12,078                              $12,825
Aug-90            $12,022                              $12,770
Sep-90            $12,139                              $12,886
Oct-90            $12,306                              $13,066
Nov-90            $12,491                              $13,261
Dec-90            $12,656                              $13,448
Jan-91            $12,771                              $13,585
Feb-91            $12,828                              $13,656
Mar-91            $12,891                              $13,730
Apr-91            $13,024                              $13,872
May-91            $13,093                              $13,951
Jun-91            $13,089                              $13,966
Jul-91            $13,225                              $14,116
Aug-91            $13,494                              $14,380
Sep-91            $13,714                              $14,624
Oct-91            $13,881                              $14,790
Nov-91            $14,043                              $14,963
Dec-91            $14,395                              $15,329
Jan-92            $14,230                              $15,174
Feb-92            $14,256                              $15,232
Mar-92            $14,170                              $15,170
Apr-92            $14,320                              $15,308
May-92            $14,536                              $15,526
Jun-92            $14,746                              $15,751
Jul-92            $15,033                              $16,044
Aug-92            $15,195                              $16,229
Sep-92            $15,425                              $16,454
Oct-92            $15,223                              $16,251
Nov-92            $15,134                              $16,179
Dec-92            $15,340                              $16,392
Jan-93            $15,635                              $16,699
Feb-93            $15,855                              $16,949
Mar-93            $15,922                              $17,012
Apr-93            $16,041                              $17,147
May-93            $15,979                              $17,096
Jun-93            $16,226                              $17,346
Jul-93            $16,241                              $17,381
Aug-93            $16,487                              $17,647
Sep-93            $16,546                              $17,723
Oct-93            $16,573                              $17,754
Nov-93            $16,483                              $17,669
Dec-93            $16,553                              $17,738
Jan-94            $16,725                              $17,914
Feb-94            $16,465                              $17,660
Mar-94            $16,216                              $17,412
Apr-94            $16,088                              $17,294
May-94            $16,094                              $17,312
Jun-94            $16,095                              $17,325
Jul-94            $16,289                              $17,539
Aug-94            $16,348                              $17,594
Sep-94            $16,222                              $17,453
Oct-94            $16,215                              $17,457
Nov-94            $16,124                              $17,370
Dec-94            $16,165                              $17,436
Jan-95            $16,412                              $17,725
Feb-95            $16,705                              $18,064
Mar-95            $16,789                              $18,163
Apr-95            $16,968                              $18,372
May-95            $17,415                              $18,897
Jun-95            $17,530                              $19,020
Jul-95            $17,529                              $19,033
Aug-95            $17,683                              $19,189
Sep-95            $17,783                              $19,318
Oct-95            $17,992                              $19,535
Nov-95            $18,196                              $19,779
Dec-95            $18,381                              $19,980
Jan-96            $18,522                              $20,151
Feb-96            $18,318                              $19,926
Mar-96            $18,203                              $19,830
Apr-96            $18,147                              $19,768
May-96            $18,125                              $19,757
Jun-96            $18,328                              $19,950
Jul-96            $18,388                              $20,011
Aug-96            $18,330                              $20,033
Sep-96            $18,640                              $20,288
Oct-96            $19,043                              $20,618
Nov-96            $19,334                              $20,871
Dec-96            $19,133                              $20,758
Jan-97            $19,152                              $20,836
Feb-97            $19,181                              $20,859
Mar-97            $18,940                              $20,746

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                         3/31/97           3/31/96
Number of Securities                       13                10
Weighted Average Maturity               5.8 years         3.8 years
Average Duration                        4.4 years         3.1 years
Expense Ratio                             0.51%             0.53%

YIELD AS OF MARCH 31, 1997
                                         30-DAY
                                           SEC
                                          YIELD

Intermediate-Term Treasury                6.27%

Yield is defined in the Glossary on page 33.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


Annual Report                                    Intermediate-Term Treasury    9


                           INTERMEDIATE-TERM TREASURY

Management Q & A

An interview with Dave Schroeder, vice president and a senior portfolio manager on the Benham Treasury funds management team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

The fund was the top-performing intermediate Treasury fund. For the fiscal year ended March 31, 1997, the fund had a total return of 4.05%, compared with the 3.38% average return of the 12 "Intermediate U.S. Treasury Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT  FACTORS  LED TO THE  FUND'S  STRONG  PERFORMANCE  RELATIVE  TO ITS  LIPPER
CATEGORY?

The main reason was the fund's more conservative positioning during the first half of the fiscal year. Historically, the fund's average maturity and duration have been shorter than those of its peers, and this positioning helped limit the fund's price depreciation as interest rates rose in mid-1996.

But as we mentioned in our last report, we changed the fund's benchmark index toward the end of last summer. As a result, the fund's average maturity and duration are now more in line with those of other intermediate Treasury funds. The fund's performance over the last six months of the fiscal year reflected this change; its 1.60% return was closer to the 1.40% average return of its peers.

[bar graph - data below]

INTERMEDIATE-TERM TREASURY FISCAL YEAR RETURNS
(Periods ended March 31)

           Intermediate-Term Treasury Merrill Lynch 1- to 10-Year Treasury Index

1988                   1.60%                              5.80%
1989                   2.78%                              4.19%
1990                  10.61%                             11.27%
1991                  11.59%                             11.94%
1992                   9.92%                             10.49%
1993                  12.36%                             12.15%
1994                   1.85%                              2.33%
1995                   3.54%                              4.31%
1996                   8.42%                              9.18%
1997                   4.05%                              4.65%

This chart illustrates the historical year-by-year volatility of the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.


10   Intermediate-Term Treasury                     American Century Investments


                           INTERMEDIATE-TERM TREASURY

DID THE FUND'S  AVERAGE  MATURITY  AND  DURATION  CHANGE  MUCH OVER THE PAST SIX
MONTHS?

Not really, although we made some small adjustments to the fund's positioning in response to changing market conditions. For example, in mid-February we held the interest payments on several of the fund's securities in cash rather than reinvesting them in the Treasury market. This move effectively shortened the fund's average maturity and duration, which proved to be timely--bond prices plunged and yields rose during the latter half of February. The fund's larger cash position helped reduce the negative effects of rising interest rates.

After the market turbulence eased a little in March, we invested the cash in longer-term, high-yielding Treasury securities. This transaction extended the fund's average maturity and duration while adding some extra yield.

THE FUND HELD SOME INFLATION-INDEXED TREASURY BONDS DURING THE PERIOD. WHY?

It was part of the same mid-February adjustment to position the fund more conservatively. The Treasury had recently introduced its first-ever inflation-indexed bonds with maturities of 10 years, and our analysis indicated that these securities were less volatile than five-year Treasury notes. So, we sold some of the fund's five-year Treasury notes and purchased some inflation-indexed Treasury securities.

The inflation-indexed securities performed as expected--they suffered less price depreciation during the bond price decline in late February. But the fund only held the inflation-indexed bonds for about two weeks; we sold them at the end of February. By that time, five-year Treasury notes were more attractively valued, so we rotated back into those securities.

DO YOU PLAN TO ADD ANY INFLATION-INDEXED SECURITIES TO THE FUND'S PORTFOLIO IN THE FUTURE?

Absolutely. An inflation-indexed bond tends to have about half the interest-rate sensitivity of a normal bond with the same maturity. The only inflation-indexed Treasury securities currently available have maturities of 10 years, which means their interest-rate sensitivity is similar to that of a five-year Treasury note. That level of interest-rate sensitivity makes them perfect candidates for the fund's portfolio.

Going forward, we will monitor the relative value between five-year Treasury notes and 10-year inflation-indexed Treasury bonds. We'll invest in whichever securities are most attractive based on our evaluations of their total return potential.

[pie charts]

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  3/31/97)
Treasury  Notes 81%
Treasury Bonds 19%

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  9/30/96)
Treasury  Notes 97%
Treasury Bonds 3%


Annual Report                                    Intermediate-Term Treasury   11


INTERMEDIATE-TERM TREASURY

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE TREASURY MARKET OVER THE NEXT SIX MONTHS?

Bond yields rose dramatically in the first quarter of 1997, largely because the U.S. economy has shown stronger-than-normal growth and wages have been rising. These factors also led the Federal Reserve to raise short-term interest rates in March. The Fed appears to be in a rate-raising mode; our only question is how high they will go.

Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points). This magnitude of tightening seems unlikely this time around, especially since rising wage pressures have not materialized in the consumer inflation figures. Overall, we believe that this will be a mild Fed tightening cycle.

The bond market has already priced in another Fed rate increase, even though inflation trended lower in the first quarter of 1997. In addition, the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. As a result, we see a strong possibility of lower intermediate-term Treasury yields over the next six months.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

Intermediate-term Treasury securities are currently yielding almost 7%, an attractive yield considering that inflation was just 2.8% during the past fiscal year. That's a real yield (the stated yield minus the inflation rate) of more than 4%. So, we're lengthening the fund's average maturity and duration to capture these high real yields. We've already extended the fund's duration from
4.4 years to 4.7 years since the end of the fiscal year.

We're also positioning the fund for a steeper yield curve. Recently, the Treasury yield curve has been relatively flat between two and ten years--that is, the gap between two-year Treasury yields and ten-year Treasury yields is narrower than usual. Because we expect this situation to change, we're concentrating the fund's portfolio in bonds with maturities at or near the fund's average maturity of six years. This structure--known as a "bullet"--tends to perform best when the yield curve moves from flat to steep.

We've sold some of the fund's longer-term bonds and replaced them with six-year securities, including some zero-coupon Treasury bonds. The zero-coupon bonds have longer durations than ordinary six-year Treasury securities, so they help maintain the fund's duration while fitting into the "bullet" portfolio structure.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/97)
0-3 Years 4%
3-5 Years 58%
5-7 Years 8%
7-10 Years 24%
10-20 Years 6%

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/96)
0-3 Years 2%
3-5 Years 65%
5-7 Years 17%
7-10 Years 13%
10-20 Years 3%


12   Intermediate-Term Treasury                     American Century Investments


                            SCHEDULE OF INVESTMENTS
                           INTERMEDIATE-TERM TREASURY

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$11,000,000   U.S. Treasury Notes, 7.75%,
                11/30/99                                        $  11,312,840
 33,375,000   U.S. Treasury Notes, 5.75%,
                10/31/00                                           32,405,123
 35,000,000   U.S. Treasury Notes, 6.375%,
                3/31/01                                            34,584,550
 27,500,000   U.S. Treasury Notes, 6.625%,
                7/31/01                                            27,379,825
 24,600,000   U.S. Treasury Notes, 7.875%,
                8/15/01                                            25,637,874
 29,000,000   U.S. Treasury Notes, 6.375%,
                9/30/01                                            28,573,990
 38,500,000   U.S. Treasury Notes, 6.25%,
                10/31/01                                           37,730,000
 27,200,000   U.S. Treasury Notes, 5.75%,
                8/15/03                                            25,670,000
 14,800,000   U.S. Treasury Bonds, 11.625%,
                11/15/04                                           18,860,824
 17,300,000   U.S. Treasury Bonds, 12.00%,
                5/15/05                                            22,646,738
 15,000,000   U.S. Treasury Notes, 6.50%,
                8/15/05                                            14,582,850
 23,000,000   U.S. Treasury Notes, 6.875%,
                5/15/06                                            22,870,740
 15,150,000   U.S. Treasury Bonds, 12.00%,
                8/15/13, Call Date 8/15/08                         20,817,009
                                                                 ------------
TOTAL INVESTMENT SECURITIES-100.0%                               $323,072,363
   (Cost $328,257,973)                                           ============

See Notes to Financial Statements


Annual Report                                    Intermediate-Term Treasury   13

                               LONG-TERM TREASURY

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Long-Term Treasury .......................................  1.36%         2.65%          6.34%         6.23%
Lehman Long-Term Government Securities Index .............  1.48%         2.95%          7.29%         7.35%(1)
Average General U.S. Treasury Fund(2) ....................  1.36%         2.76%          5.48%         5.69%(1)
Fund's Ranking Among
General U.S. Treasury Funds(2) ...........................   --       13 out of 19    4 out of 15    2 out of 11

(1) Returns since 9/30/92, the date nearest the fund's inception for which return data are available.
    Inception date was September 8, 1992.
(2) According to Lipper Analytical Services.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 3/31/97

$10,000 investment made 9/30/92

                Long-Term Treasury          Lehman Long-Term Govt. Index

Sep-92               $10,000                           $10,000
Oct-92                $9,774                           $9,790
Nov-92                $9,854                           $9,835
Dec-92               $10,110                           $10,108
Jan-93               $10,385                           $10,396
Feb-93               $10,773                           $10,749
Mar-93               $10,767                           $10,775
Apr-93               $10,828                           $10,855
May-93               $10,852                           $10,891
Jun-93               $11,320                           $11,354
Jul-93               $11,538                           $11,544
Aug-93               $12,080                           $12,020
Sep-93               $12,114                           $12,059
Oct-93               $12,221                           $12,148
Nov-93               $11,877                           $11,834
Dec-93               $11,893                           $11,870
Jan-94               $12,182                           $12,154
Feb-94               $11,604                           $11,656
Mar-94               $11,075                           $11,143
Apr-94               $10,894                           $11,010
May-94               $10,789                           $10,934
Jun-94               $10,692                           $10,827
Jul-94               $11,013                           $11,198
Aug-94               $10,970                           $11,111
Sep-94               $10,618                           $10,760
Oct-94               $10,584                           $10,720
Nov-94               $10,645                           $10,788
Dec-94               $10,793                           $10,953
Jan-95               $11,046                           $11,237
Feb-95               $11,342                           $11,558
Mar-95               $11,434                           $11,659
Apr-95               $11,621                           $11,865
May-95               $12,479                           $12,780
Jun-95               $12,633                           $12,929
Jul-95               $12,404                           $12,720
Aug-95               $12,665                           $13,005
Sep-95               $12,908                           $13,247
Oct-95               $13,260                           $13,616
Nov-95               $13,586                           $13,965
Dec-95               $13,950                           $14,338
Jan-96               $13,927                           $14,333
Feb-96               $13,244                           $13,638
Mar-96               $12,973                           $13,369
Apr-96               $12,735                           $13,145
May-96               $12,697                           $13,077
Jun-96               $12,951                           $13,358
Jul-96               $12,959                           $13,364
Aug-96               $12,793                           $13,195
Sep-96               $13,139                           $13,563
Oct-96               $13,667                           $14,097
Nov-96               $14,125                           $14,571
Dec-96               $13,762                           $14,218
Jan-97               $13,664                           $14,116
Feb-97               $13,672                           $14,124
Mar-97               $13,317                           $13,762

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The chart begins on 9/30/92 because that is the date nearest the fund's 9/8/92 inception date for which index return data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                         3/31/97           3/31/96
Number of Securities                        8                 9
Weighted Average Maturity              20.9 years        22.9 years
Average Duration                       10.1 years        10.6 years
Expense Ratio                             0.60%             0.67%

YIELD AS OF MARCH 31, 1997
                                         30-DAY
                                           SEC
                                          YIELD

Long-Term Treasury                        6.65%

Yield is defined in the Glossary on page 33.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


14   Long-Term Treasury                             American Century Investments


                               LONG-TERM TREASURY

Management Q & A

An interview with Dave Schroeder, vice president and a senior portfolio manager on the Benham Treasury funds management team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

The fund's return trailed slightly behind the average general Treasury fund but reflected the overall performance of long-term Treasury bonds. For the fiscal year ended March 31, 1997, the fund had a total return of 2.65%, compared with the 2.76% average return of the 19 "General U.S. Treasury Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS LIPPER GROUP AVERAGE?

The main reason was the fund's longer average maturity and duration compared with the other funds in its Lipper group. The fund's average maturity of 21 years is significantly longer than the 13-year average of its Lipper group, and the fund's 10-year duration is greater than the 7-year Lipper group average.

The fund's longer position is intended to provide the high yields associated with long-term Treasury bonds, but it also means that the fund responds more dramatically to interest rate changes. As a result, the fund tends to excel when bond prices rise, but it usually slips toward the bottom of its Lipper group when bond prices fall. For the fiscal year, bond prices declined, so the fund lagged its Lipper group average.

[bar graph - data below]

LONG-TERM TREASURY FISCAL YEAR RETURNS
(Periods ended March 31)

         Long-Term Treasury         Lehman Long-Term Govt. Index

*1993    7.66%                               7.75%
1994     2.87%                               3.40%
1995     3.25%                               4.63%
1996     13.46%                              14.67%
1997     2.65%                               2.95%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

* Return from 9/30/92 (the date nearest the fund's inception for which index data are available) to 3/31/93.


Annual Report                                            Long-Term Treasury   15


                               LONG-TERM TREASURY

DID THE FUND'S AVERAGE MATURITY AND DURATION CHANGE MUCH DURING THE FISCAL YEAR?

Not really. The fund is designed to maintain an average maturity of 20-30 years, and we tend to keep the fund's average maturity and duration fairly steady within this range. However, we do try to add return by adjusting the fund's positioning as market conditions change.

For example, in mid-February we held the interest payments on several of the fund's securities in cash rather than reinvesting them in the long-term Treasury market. This move effectively shortened the fund's average maturity and duration, which proved to be timely--long-term bond yields rose from 6.50% to 6.80% during the latter half of February. The fund's larger cash position helped reduce the negative effects of rising interest rates.

After the market turbulence eased a little in March, we invested the cash in long-term Treasury bonds, extending the fund's average maturity and duration back out to their previous positions and capturing higher potential yields. This transaction also served to increase the fund's sensitivity to changes in interest rates.

DID THE FUND HOLD ANY GOVERNMENT AGENCY SECURITIES DURING THE YEAR?

No. Long-term agency securities haven't offered enough yield to entice us away from the Treasury market. Supply factors are the main reason--there has been little new issuance of non-callable agency bonds in the 20- to 30-year maturity range. The low supply of longer-term agency securities has kept the yield differential--or spread--between long-term Treasury and agency securities relatively narrow. We would be attracted to a yield spread of 30-40 basis points, but current spreads are hovering around 10-20 basis points.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE TREASURY MARKET OVER THE NEXT SIX MONTHS?

Bond yields rose dramatically in the first quarter of 1997, largely because the U.S. economy has shown stronger-than-normal growth and wages have been rising. These factors also led the Federal Reserve to raise short-term interest rates in March. The Fed appears to be in a rate-raising mode; our only question is how high they will go.

[pie charts]

PORTFOLIO  COMPOSITION  BY MATURITY (as of 3/31/97)
10-20 Years 28%
20-25 Years 54%
25-30 Years 18%

PORTFOLIO  COMPOSITION  BY MATURITY (as of 9/30/96)
10-20 Years 45%
20-25 Years 36%
25-30 Years 19%


16   Long-Term Treasury                             American Century Investments


                               LONG-TERM TREASURY

Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points). This magnitude of tightening seems unlikely this time around, especially since rising wage pressures have not materialized in the consumer inflation figures. Overall, we believe that this will be a mild Fed tightening cycle.

The bond market has already priced in another Fed rate increase, even though inflation trended lower in the first quarter of 1997. In addition, the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. As a result, we see a strong possibility of lower long-term Treasury yields over the next six months.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

We plan to extend the fund's average maturity and duration if yields continue to rise. The 30-year Treasury bond yield is currently about 7.20%--close to its 1996 peak of 7.25% but well short of the more than 8% it reached in 1994. However, this is still an attractive yield considering that inflation was just 2.8% over the past fiscal year. That's a real yield (the stated yield minus the inflation rate) of 4.4%.

If yields approach 7.25%, we will likely lengthen the fund's average maturity and duration to capture these high real yields and increase the fund's sensitivity to changing interest rates. This positioning would result in higher fund returns if bond yields fall.

We'll also focus our attention on the slope of the Treasury yield curve. Recently, the yield curve has been somewhat flat between 10 and 30 years--that is, the gap between 10-year Treasury yields and 30-year Treasury yields is slightly narrower than usual. If long-term Treasury yields continue to rise, we would expect this portion of the yield curve to get even flatter as intermediate yields rise faster than the yields of long-term bonds.

If this occurs, we'll look to concentrate the fund's portfolio in bonds with durations at or near the fund's duration of 10-11 years. This portfolio structure--known as a "bullet"--produces higher returns when the yield curve moves from flat to steep. Our bullet strategy would probably include some 10- to 15-year zero-coupon Treasury securities, which have durations that are equivalent to ordinary 20- to 30-year Treasury securities.


Annual Report                                            Long-Term Treasury   17


                            SCHEDULE OF INVESTMENTS
                               LONG-TERM TREASURY

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$11,700,000   U.S. Treasury Bonds, 12.00%,
                8/15/13, Call Date 8/15/08                      $  16,076,502
  7,600,000   U.S. Treasury Bonds, 11.25%,
                2/15/15                                            10,685,144
  8,500,000   U.S. Treasury Bonds, 7.25%,
                5/15/16                                             8,531,875
 13,000,000   U.S. Treasury Bonds, 8.75%,
                5/15/17                                            15,075,970
 12,500,000   U.S. Treasury Bonds, 8.875%,
                2/15/19                                            14,726,625
 11,800,000   U.S. Treasury Bonds, 8.125%,
                8/15/19                                            12,943,185
 20,500,000   U.S. Treasury Bonds, 8.75%,
                8/15/20                                            23,953,020
 23,000,000   U.S. Treasury Bonds, 7.125%,
                2/15/23                                            22,705,370
                                                                 ------------
TOTAL INVESTMENT SECURITIES-100.0%                               $124,697,691
   (Cost $126,998,038)                                           ============

See Notes to Financial Statements



18   Long-Term Treasury                             American Century Investments

                      STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 1997

                                                                  SHORT-TERM    INTERMEDIATE-TERM     LONG-TERM
                                                                   TREASURY         TREASURY          TREASURY
ASSETS
Investment securities, at value
  (identified cost of $35,347,815, $328,257,973,
  and $126,998,038, respectively) (Note 3) ...................... $35,137,451     $323,072,363     $124,697,691
Investment in affiliated money market fund (Note 2) .............     144,060               --               --
Cash ............................................................     171,495        2,167,202          997,702
Receivable for capital shares sold ..............................          --          223,713               --
Interest receivable .............................................     555,795        5,232,657        1,628,306
Prepaid expenses and other assets ...............................       2,230            3,510            3,223
                                                                   ----------      -----------      -----------
                                                                   36,011,031      330,699,445      127,326,922
                                                                   ----------      -----------      -----------

LIABILITIES
Disbursements in excess of demand deposit cash ..................      57,705          665,865          122,157
Payable for capital shares redeemed .............................      56,793          882,135          474,008
Payable to affiliates (Note 2) ..................................      18,020          131,833           54,108
Dividends payable ...............................................      21,136          225,525           97,561
Accrued expenses and other liabilities ..........................       3,100            9,889            9,245
                                                                   ----------      -----------      -----------
                                                                      156,754        1,915,247          757,079
                                                                   ----------      -----------      -----------
Net Assets Applicable to Outstanding Shares ..................... $35,854,277     $328,784,198     $126,569,843
                                                                  ===========     ============     ============

CAPITAL SHARES
Outstanding (Unlimited number of shares authorized) .............   3,703,962       32,666,395       13,580,394
                                                                    =========       ==========       ==========
Net Asset Value Per Share .......................................       $9.68           $10.06            $9.32
                                                                        =====           ======            =====

NET ASSETS CONSIST OF:
Capital paid in ................................................. $36,320,458     $342,410,897     $131,497,215
Accumulated net realized loss on investment transactions ........    (255,817)      (8,441,089)      (2,627,025)
Net unrealized depreciation on investments (Note 3) .............    (210,364)      (5,185,610)      (2,300,347)
                                                                     --------       ----------       ----------
                                                                  $35,854,277     $328,784,198     $126,569,843
                                                                  ===========     ============     ============

See Notes to Financial Statements



Annual Report                          Statements of Assets and Liabilities   19

                            STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1997

                                                                     SHORT-TERM    INTERMEDIATE-TERM     LONG-TERM
                                                                      TREASURY         TREASURY          TREASURY
INVESTMENT INCOME
Income:
Interest .........................................................  $2,071,681      $19,776,755      $8,258,888
                                                                    ----------      -----------      ----------

Expenses (Note 2):
Investment advisory fees .........................................      97,899          881,647         331,761
Administrative fees ..............................................      33,371          300,336         112,936
Transfer agency fees .............................................      34,555          258,334         181,017
Printing and postage .............................................      19,498           62,029          22,456
Custodian fees ...................................................       9,491           24,849          16,441
Registration and filing fees .....................................      17,019           23,553          11,989
Auditing and legal fees ..........................................       6,185           22,071          10,809
Telephone expenses ...............................................       1,023           16,380           6,777
Directors' fees and expenses .....................................       7,187           10,911           8,091
Organizational costs .............................................       4,362               --           4,362
Other operating expenses .........................................       3,668            4,750           3,227
                                                                    ----------      -----------      ----------
  Total expenses .................................................     234,258        1,604,860         709,866
Amount (reimbursed) recouped (Note 2) ............................     (19,964)              --           7,579
                                                                    ----------      -----------      ----------
  Net expenses ...................................................     214,294        1,604,860         717,445
                                                                    ----------      -----------      ----------
Net investment income ............................................   1,857,387       18,171,895       7,541,443
                                                                    ----------      -----------      ----------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)
Net realized loss on investments .................................    (250,752)        (924,136)     (1,648,291)
Change in net unrealized appreciation (depreciation)
  on investments .................................................     (25,367)      (5,211,554)     (2,530,525)
                                                                    ----------      -----------      ----------

Net realized and unrealized loss on investments ..................    (276,119)      (6,135,690)     (4,178,816)
                                                                    ----------      -----------      ----------
Net Increase in Net Assets
Resulting from Operations ........................................  $1,581,268      $12,036,205      $3,362,627
                                                                    ==========      ===========      ==========

See Notes to Financial Statements



20   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 1997 AND
MARCH 31, 1996

                                             SHORT-TERM            INTERMEDIATE-TERM           LONG-TERM
                                              TREASURY                 TREASURY                TREASURY
                                              --------                 --------                --------

Increase (Decrease) in Net Assets         1997        1996         1997         1996        1997         1996
OPERATIONS                              --------------------- ------------------------- -------------------------
Net investment income ............... $ 1,857,387 $ 2,223,963 $ 18,171,895 $ 17,572,702 $  7,541,443 $ 4,343,550
Net realized gain (loss) on
  investments .......................    (250,752)    843,800     (924,136)   6,107,998   (1,648,291)  1,584,748
Change in net unrealized
  appreciation (depreciation)
  on investments ....................     (25,367)    (98,334)  (5,211,554)   1,285,491   (2,530,525)   (453,793)
                                          -------     -------   ----------    ---------   ----------    --------
Net increase in net assets
  resulting from operations .........   1,581,268   2,969,429   12,036,205   24,966,191    3,362,627   5,474,505
                                        ---------   ---------   ----------   ----------    ---------   ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........  (1,857,387) (2,223,963) (18,170,832) (17,574,013)  (7,541,443)(4,343,550)
In excess of net investment income ..         --           --           --       (1,063)          --          --
From net realized gains on
  investment transactions ...........    (314,362)         --           --           --           --          --
                                        ---------   ---------   ----------   ----------    ---------   ---------
Decrease in net assets
  from distributions ................  (2,171,749) (2,223,963) (18,170,832) (17,575,076)  (7,541,443) (4,343,550)
                                        ---------   ---------   ----------   ----------    ---------   ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........  20,702,093  24,141,147  135,941,496   88,990,754  121,731,884 132,086,594
Proceeds from reinvestment
  of distributions ..................   1,701,032   1,812,665   15,158,997   14,503,565    6,721,638   3,753,001
Payments for shares redeemed ........ (21,606,539)(47,141,302)(127,201,582)(105,218,219)(108,445,771)(61,135,165)
                                      ----------- ----------- ------------ ------------ ------------ -----------
Net increase (decrease) in net assets
  from capital share transactions ...     796,586 (21,187,490)  23,898,911   (1,723,900)  20,007,751  74,704,430
                                          ------- -----------   ----------   ----------   ----------  ----------
Net increase (decrease)
  in net assets .....................     206,105 (20,442,024)  17,764,284    5,667,215   15,828,935  75,835,385

NET ASSETS
Beginning of year ...................  35,648,172  56,090,196  311,019,914  305,352,699  110,740,908   34,905,523
                                       ----------  ----------  -----------  -----------  -----------   ----------
End of year ......................... $35,854,277 $35,648,172 $328,784,198 $311,019,914 $126,569,843 $110,740,908
                                      =========== =========== ============ ============ ============ ============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ................................   2,110,951   2,445,501   13,222,087    8,615,958   12,640,532  13,328,034
Issued in reinvestment of
  distributions .....................     173,971     183,661    1,484,213    1,406,699      703,288     374,702
Redeemed ............................  (2,205,268) (4,770,075) (12,410,526) (10,209,066) (11,213,547) (6,109,519)
                                       ----------  ----------  -----------  -----------  -----------  ----------
Net increase (decrease) .............      79,654  (2,140,913)   2,295,774     (186,409)   2,130,273   7,593,217
                                           ======  ==========    =========     ========    =========   =========

See Notes to Financial Statements



Annual Report                           Statements of Changes in Net Assets   21


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Short-Term Treasury Fund
(Short-Term),   American  Century  -  Benham  Intermediate-Term   Treasury  Fund
(Intermediate-Term), and American Century - Benham Long-Term Treasury Fund (Long-Term) (the Funds) are three of the seven funds composing the Trust. Short-Term seeks to earn and distribute the highest level of current income exempt from state income taxes as is consistent with preservation of capital. The Fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Treasury and maintaining a weighted average portfolio maturity ranging from 13 months to 3 years. Intermediate-Term seeks to earn and distribute the highest level of current income consistent with the conservation of assets and the safety provided by U.S. Treasury bills, notes, and bonds. The Fund intends to pursue its investment objectives by investing primarily in U.S. Treasury notes, which carry the direct full faith and credit pledge of the U.S. government and maintaining a weighted average portfolio maturity which ranges from 13 months to 10 years. Long-Term seeks to provide a consistent and high level of current income exempt from state taxes. The Fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Treasury and maintaining a weighted average portfolio maturity ranging from 20 to 30 years. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Discounts are amortized on a straight-line basis (except on zero-coupon securities which are amortized using the effective interest rate method), and premiums are amortized using the effective interest rate method.

Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

At March 31, 1997, accumulated net realized capital loss carryovers of $232,104 for Short-Term, $6,688,256 for Intermediate-Term, and $1,487,903 for Long-Term (expiring 2003 through 2005) may be used to offset future taxable gains.

Short-Term, Intermediate-Term and Long-Term have elected to treat $6,878, $1,529,071 and $355,015, respectively, of net capital losses incurred in the five month period ended March 31, 1997, as having been incurred in the following fiscal year.

All income dividends paid by the Funds during the fiscal year ended March 31, 1997, came from net income on direct investments in U.S. Treasury and agency securities. Interest income from U.S. Treasury and agency securities is not subject to state and local taxes in many states.

The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


22   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

Organization Costs--Costs incurred by Short-Term and Long-Term in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending September 1997.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule:

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The Agreement was formerly with Benham Financial Services, Inc.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.60% (0.65% prior to June 1, 1996) of average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. On April 25, 1997, the Board of Trustees approved a plan to implement a unified management fee, which would replace the existing contracts, previously mentioned, between the Funds and related parties. Such plan is subject to shareholder approval and will be voted on in July, 1997.

The payables to affiliates as of March 31, 1997, based on the above agreements were as follows:
                               Short-Term      Intermediate-       Long-Term
                                Treasury       Term Treasury       Treasury
Investment Advisor ............ $  9,658         $  79,194          $29,010
Administrative Services and
Transfer Agent ................   8,362           52,639            25,098
                                 -------         --------           -------
                                 $18,020         $131,833           $54,108
                                 =======         ========           =======

As of March 31, 1997, Short-Term had invested $144,060 in shares of Capital Preservation Fund (CPF), a money market fund advised by BMC. The terms of such transactions were identical to those with nonrelated entities except that, to avoid duplicative investment advisory fees and administrative fees, Short-Term did not pay BMC investment advisory fees and ACSC administrative fees with respect to assets invested in shares of CPF.

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares. This Agreement was formerly with Benham Distributors, Inc.


Annual Report                                 Notes to Financial Statements   23


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

--------------------------------------------------------------------------------
3. Investment Transactions

The aggregate cost of U.S. Treasury and Agency obligations (excluding short-term investments) purchased for the year ended March 31, 1997, in Short-Term, Intermediate-Term, and Long-Term totaled $79,360,143, $373,341,039, and $67,232,413, respectively. Proceeds from U.S. Treasury and Agency obligations (excluding short-term investments) sold in Short-Term, Intermediate-Term, and Long-Term totaled $78,619,090, $339,036,997, and $46,846,253, respectively.

As of March 31, 1997, accumulated net unrealized depreciation for Short-Term, Intermediate-Term, and Long-Term was $222,133, $5,409,371, and $3,084,458 based on the aggregate cost of investments of $35,359,584, $328,481,734 and $127,782,149, respectively for federal income tax purposes. Accumulated net unrealized depreciation consisted of unrealized appreciation of $9,118, $266,382, and $253,411, and unrealized depreciation of $231,251, $5,675,753 and
$3,337,869, respectively.

--------------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                  NEW NAMES                                                  FORMER NAMES
Funds' Issuer:    American Century Government Income Trust                   Benham Government Income Trust
Funds:            American Century - Benham Short-Term Treasury Fund         Benham Short-Term Treasury & Agency Fund
                  American Century - Benham Intermediate-Term Treasury Fund  Benham Treasury Note Fund
                  American Century - Benham Long-Term Treasury Fund          Benham Long-Term Treasury & Agency Fund
Parent Company:   American Century Companies, Inc.                           Twentieth Century Companies, Inc.
Distributor:      American Century Investment Services, Inc.                 Twentieth Century Securities, Inc.
Transfer Agent:   American Century Services Corporation                      Twentieth Century Services, Inc.


24   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS
                              SHORT-TERM TREASURY

                                  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                    1997         1996         1995         1994         1993(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period .............................  $9.84        $9.73         $9.86       $10.04       $10.00
                                                   -----        -----         -----       ------       ------
Income From Investment Operations
  Net Investment Income .........................   0.52         0.53          0.50         0.36         0.25
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .............  (0.07)        0.11         (0.13)       (0.14)        0.04
                                                   -----         ----         -----        -----         ----
  Total From
  Investment Operations .........................   0.45         0.64          0.37         0.22         0.29
                                                    ----         ----          ----         ----         ----
Distributions
  From Net Investment Income ....................  (0.52)       (0.53)        (0.50)       (0.36)       (0.25)
  From Net Realized Capital Gains ...............  (0.09)        --            --          (0.03)        --
  In Excess of Net Realized Gains ...............   --           --            --          (0.01)        --
                                                    ----         ----          ----         ----         ----
  Total Distributions ...........................  (0.61)       (0.53)        (0.50)       (0.40)       (0.25)
                                                   -----        -----         -----        -----        -----
Net Asset Value, End of Period ..................  $9.68        $9.84         $9.73        $9.86       $10.04
                                                   =====        =====         =====        =====       ======
  Total Return(2) ...............................   4.62%        6.71%         3.85%        2.16%        2.79%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...........................   0.61%        0.67%        0.67%        0.58%         --
Ratio of Net Investment Income
to Average Net Assets ...........................   5.26%        5.39%        5.22%        3.53%      4.50%(3)
Portfolio Turnover Rate .........................    234%         224%         141%         262%          158%
Net Assets, End
of Period (in thousands) ........................ $35,854      $35,648      $56,090      $24,929       $14,889

(1)  September 8, 1992 (inception) through March 31, 1993.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements



Annual Report                                          Financial Highlights   25

                              FINANCIAL HIGHLIGHTS
                           INTERMEDIATE-TERM TREASURY

                                                   For a Share Outstanding Throughout the Years Ended March 31

                                                    1997         1996         1995         1994          1993

PER-SHARE DATA
Net Asset Value,
Beginning of Year ..............................  $10.24        $9.99        $10.18       $10.73       $10.52
                                                  ------        -----        ------       ------       ------
Income From Investment Operations
  Net Investment Income ........................    0.58         0.58          0.53         0.48         0.56
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ............   (0.18)        0.25         (0.19)       (0.27)        0.69
                                                   -----         ----         -----        -----         ----
  Total From
  Investment Operations ........................    0.40         0.83          0.34         0.21         1.25
                                                    ----         ----          ----         ----         ----
Distributions
  From Net Investment Income ...................   (0.58)       (0.58)        (0.53)       (0.48)       (0.56)
  From Net Realized Capital Gains ..............    --           --            --          (0.06)       (0.48)
  In Excess of Net Realized Capital Gains ......    --           --            --          (0.22)        --
                                                    ----         ----          ----         ----         ----
  Total Distributions ..........................   (0.58)       (0.58)        (0.53)       (0.76)       (1.04)
                                                   -----        -----         -----        -----        -----
Net Asset Value, End of Year ...................  $10.06       $10.24         $9.99       $10.18       $10.73
                                                  ======       ======         =====       ======       ======
  Total Return(1) ..............................    4.05%        8.42%         3.54%        1.85%       12.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..........................    0.51%        0.53%        0.53%        0.51%         0.53%
Ratio of Net Investment Income
to Average Net Assets ..........................    5.72%        5.65%        5.35%        4.50%         5.18%
Portfolio Turnover Rate ........................     110%         168%          92%         213%          299%
Net Assets, End
of Year (in thousands) ......................... $328,784     $311,020     $305,353     $351,369      $391,538

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements

26   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                               LONG-TERM TREASURY

                                   For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                    1997         1996         1995         1994         1993(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period .............................  $9.67        $9.05         $9.38       $10.24       $10.00
                                                   -----        -----         -----       ------       ------
Income From Investment Operations
  Net Investment Income .........................   0.60         0.60          0.60         0.63         0.39
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .............  (0.35)        0.62         (0.33)       (0.27)        0.24
                                                   -----         ----         -----        -----         ----
  Total From
  Investment Operations .........................   0.25         1.22          0.27         0.36         0.63
                                                    ----         ----          ----         ----         ----
Distributions
  From Net Investment Income ....................  (0.60)       (0.60)        (0.60)       (0.63)       (0.39)
  From Net Realized Capital Gains ...............   --           --            --          (0.45)        --
  In Excess of Net Realized Capital Gains .......   --           --            --          (0.14)        --
                                                    ----         ----          ----         ----         ----
  Total Distributions ...........................  (0.60)       (0.60)        (0.60)       (1.22)       (0.39)
                                                   -----        -----         -----        -----        -----
Net Asset Value, End of Period. .................  $9.32        $9.67         $9.05        $9.38       $10.24
                                                   =====        =====         =====        =====       ======
  Total Return(2) ...............................   2.65%       13.46%         3.25%        2.87%        6.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...........................   0.60%        0.67%        0.67%        0.57%         --
Ratio of Net Investment Income
to Average Net Assets ...........................   6.28%        5.93%        6.84%        5.89%      7.18%(3)
Portfolio Turnover Rate .........................     40%         112%         147%         200%           57%
Net Assets, End
of Period (in thousands) ........................$126,570     $110,741      $34,906      $18,003       $20,975

(1)  September 8, 1992 (inception) through March 31, 1993.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.


See Notes to Financial Statements


Annual Report                                          Financial Highlights   27


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American Century Government Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century - Benham Short-Term Treasury Fund, American Century - Benham Intermediate-Term Treasury Fund, and American Century - Benham Long-Term Treasury Fund (three of the series comprising American Century - Benham Government Income Trust) (the Funds) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP


Kansas City, Missouri
May 2, 1997



28   Independent Auditors' Report                   American Century Investments


                              IMPORTANT NOTICE FOR
                        ALL IRA AND 403(b) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Annual Report                                              Important Notice   29


                                     NOTES


30   Notes                                          American Century Investments


                                     NOTES


Annual Report                                                         Notes   31


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Short-Term Treasury seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

Intermediate-Term Treasury seeks current income by investing exclusively in securities issued by the U.S. Treasury. The fund typically maintains an average maturity of 1-10 years.

Long-Term Treasury seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

Comparative Indices

The indices listed below are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The Lehman 1- to 3-Year Government Securities Index is an index of U.S. Treasury and government agency securities with maturities between 1 and 3 years.

The Merrill Lynch 1- to 10-year Treasury Index is an index of U.S. Treasury securities with remaining maturities between 1 and 10 years.

The Lehman Long-Term Government Securities Index is an index of U.S. Treasury securities with maturities greater than 10 years.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper categories for the U.S. Treasury funds are:

Short U.S. Treasury Funds (Short-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds with average maturities of less than three years.

Intermediate U.S. Treasury Funds (Intermediate-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds with average maturities of 5-10 years.

General U.S. Treasury Funds (Long-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds.

                            PORTFOLIO MANAGEMENT TEAM
                            Vice Presidents and
                            Senior Portfolio Managers     Bob Gahagan
                                                          Dave Schroeder
                            Senior Portfolio Manager      Casey Colton


32   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 25-27.

Yields

o 30-day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)

Investment Terms

o Basis Point--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

o    Coupon--the stated interest rate of a security.

o Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

Security Types

o U.S. Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

o U.S. Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).

o Zero-Coupon Bonds (Zeros)--bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury.


Annual Report                                                      Glossary   33

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY GOVERNMENT INCOME TRUST


Investment Manager
BENHAM MANAGEMENT CORPORATION


This  report  and  the   statements   it
contains are  submitted  for the general
information  of  our  shareholders.  The
report    is    not    authorized    for
distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9705           [recycled logo]
SH-BKT-8524       Recycled

                                 ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 March 31, 1997

                                     BENHAM
                                     GROUP

                  Adjustable Rate Government Securities (ARM)
                                      GNMA


[front cover]

                               TABLE OF CONTENTS

Report Highlights............................................. 1
Our Message to You............................................ 2
Period Overview............................................... 3
Adjustable Rate Government Securities (ARM)
   Performance & Portfolio Information........................ 4
   Management Q & A........................................... 5
   Schedule of Investments.................................... 8
   Financial Highlights.......................................24
GNMA
   Performance & Portfolio Information........................12
   Management Q & A...........................................13
   Schedule of Investments....................................16
   Financial Highlights.......................................25
Statements of Assets and Liabilities..........................18
Statements of Operations......................................19
Statements of Changes in Net Assets...........................20
Notes to Financial Statements.................................21
Independent Auditors' Report..................................26
IRA/403(b) Information........................................27
Background Information
   Investment Philosophy & Policies...........................28
   Comparative Indices........................................28
   Lipper Rankings............................................28
   Portfolio Management Team..................................28
Glossary......................................................29

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

        BENHAM GROUP           AMERICAN CENTURY GROUP    TWENTIETH CENTURY GROUP

     MONEY MARKET FUNDS          ASSET ALLOCATION &
    GOVERNMENT BOND FUNDS        BALANCED FUNDS             U.S. GROWTH FUNDS
   DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
    MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

            ARM
           GNMA



We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy expanded at a rate of 4.17% during the twelve months ended March 31, 1997.

o Despite healthy economic expansion, inflation remained under control. Consumer prices rose a modest 2.8% for the 12-month period.

o Though inflation remained tame, the Federal Reserve (the Fed) raised short-term interest rates in March 1997 to head off inflation in the coming months.

o In general, mortgage-backed securities such as ARMs and GNMAs outperformed Treasury securities by a significant margin.

o Because of rising interest rates, ARMs, with their shorter durations, outperformed GNMAs for the period. The Lehman Brothers ARM index returned 6.95% for the year, compared with the 6.01% return posted by the Salomon Brothers 30-Year GNMA Index.

o Demand for mortgage-backed securities was boosted by shrinking yield spreads between corporate and municipal bonds and Treasurys. Many investors seeking higher yields turned to mortgage-backed securities.

ARM

o    The  fund   outperformed  its  Lipper   peer-group   average  and  was  our
     best-performing Benham taxable fixed-income fund in 1996 and 1997 to date.

o We kept the fund conservatively positioned in comparison to its peers, though its duration lengthened slightly as we replaced some of its conventional ARMs with GNMA ARMs for higher yield.

o Seasoned ARMs performed best during the period, while newer ARMs performed poorly overall as eight out of ten newer ARM holders refinanced into other types of mortgages.

o In the near term, we plan to add more ARMs with three-month resets to keep the fund's duration from extending and allow us to keep up with rising yields.

GNMA

o    The fund outperformed its Lipper peer-group average during the fiscal year.

o The fund was primarily invested in GNMAs, with a small percentage of Treasury securities to help stabilize its duration.

o    The fund benefited from an overweighting in higher-coupon GNMAs.

o Going forward, we plan to continue our current strategy, keeping the fund's duration and coupon mix fairly close to those of its benchmark.


                                      ARM

                         Total Returns: AS OF 3/31/97
                           6 Months            3.11%*
                           1 Year               6.17%
                         Net Assets:   $236.0 million
                         (AS of 3/31/97)
                         Inception Date:       9/3/91
                         Ticker Symbol:         BARGX


                                      GNMA

                         Total Returns: AS OF 3/31/97
                           6 Months            3.34%*
                           1 Year               5.84%
                         Net Assets:     $1.1 billion
                           (AS of 3/31/97)
                         Inception Date:      9/23/85
                         Ticker Symbol:         BGNMX

                         * Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 29.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

March 31, 1997, marked the end of an eventful period for our company and U.S. bond markets. Over the past twelve months, mortgage-backed securities outperformed Treasury securities as yield spreads between the two narrowed significantly. In the following pages, our investment management team provides further details about these markets and how your fund was managed during the year.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name, we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (growth and international equity funds). The ARM and GNMA funds will remain in the Benham Group because their investment goals match key attributes of that group.

In reviewing this report, you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a one-page report summary, a glossary, more charts and graphs, and expanded management Q & A and background information sections. By June, all American Century shareholder reports will have been converted to this format.

Another new resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

In June, you will receive a proxy statement and ballot that proposes several changes to your fund. In particular, ARM fund shareholders will be asked to vote on changes to the fund's investment objective. The proxy statement contains more details about the proposed changes; we strongly encourage you to read it carefully and take part in the proxy vote.

We appreciate your confidence in American Century and look forward to continuing to serve you.


Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments

                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy expanded rapidly during the twelve months ended March 31, 1997. Strong employment and income growth coupled with the highest levels of consumer confidence in six years helped the economy grow at a 4.7% annual rate during the second quarter of 1996. While the pace of growth slowed to 2.1% during the third quarter, the economy heated up to a 3.8% annual rate in the fourth quarter and came roaring back to post a 5.6% annual growth rate in the first quarter of 1997.

Despite healthy economic expansion, inflation remained tame in 1996 and early 1997. During the twelve months ended March 31, 1997, consumer prices--as measured by the government's consumer price index--rose by only 2.8%. Though wages rose during the period, overall labor costs were kept in check by lower health care and benefit costs. Despite low levels of inflation, the Federal Reserve (the Fed) raised short-term interest rates in March 1997 to keep a lid on inflation going forward. While we believe that the Fed may raise rates further, we don't expect rates to move sharply higher. "Real" short-term rates--the stated rates minus the rate of inflation--are already at levels that have traditionally inhibited economic growth.

Mortgage Pass-Throughs

The year ended March 31, 1997, was a very favorable period for mortgage-backed securities. Though interest rates experienced periodic short-term volatility, the yield on the 30-year Treasury bond kept within a range between 6.35% and 7.20%, ultimately rising by about 40 basis points for the 12-month period. The fact that interest rates did not rise sharply overall helped mortgage-backed securities outperform Treasurys by a significant margin (see the accompanying performance chart).

ARMs, with their shorter durations, were the best performers among mortgage-backed securities for the period, outperforming Treasurys and GNMAs alike. ARMs, which fell into disfavor after a disappointing performance in 1994, regained much of their popularity in 1996.

The outperformance of ARMs and GNMAs relative to Treasurys was largely due to the inherent nature of mortgage-backed securities, which allows them to perform well in a stable or relatively stable interest rate environment. Securities such as ARMs and GNMAs typically offer higher yields than Treasury securities to compensate shareholders for the two primary risks (prepayment risk and duration extension risk) to which they are vulnerable. When interest rates are stable or moving gradually, as they were during most of the period, these two risks are largely eliminated, and the higher yields offered by mortgage-backed securities allow them to outperform their Treasury counterparts.

Helping to strengthen demand for mortgage-backed securities during the year was the fact that the yield premiums offered by corporate and municipal bonds have shrunk steadily over the past year and a half. As a result, many investors seeking higher yields have turned to mortgage-backed securities. This benefited mortgage-backed securities by causing significant narrowing of mortgage-Treasury yield spreads (the difference in yields offered by mortgage and Treasury securities of like maturity).

MORTGAGE-BACKED  VS.  TREASURY  SECURITIES  PERFORMANCE
For the one-year period ended March 31,  1997

Lehman  Brothers ARM Index                       6.95%
Salomon Brothers 1- to 3-Year Treasury Index     5.35%

Salomon Brothers 30-Year GNMA Index              6.01%
Salomon Brothers 3- to 7-Year Treasury Index     4.30%


Annual Report                                               Period Overview    3

                                      ARM

                                                                       AVERAGE ANNUAL RETURNS
                                            6 MONTHS      1 YEAR       3 YEARS      5 YEARS      LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
ARM ....................................... 3.11%         6.17%        4.77%        4.54%        4.90%
Merrill Lynch One-Year T-Bill Index ....... 2.67%         5.48%        5.55%        4.72%        4.71%
Average Adjustable Rate Mortgage Fund(2) .. 3.10%         5.89%        2.35%        3.62%        4.37%(1)
Fund's Ranking Among
Adjustable Rate Mortgage Funds(2) .........  --       22 out of 47 25 out of 38 11 out of 24 7 out of 17

(1) Return since September 30, 1991, the date nearest the fund's inception for which data are available.
    Inception date was September 3, 1991.
(2) According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 3/31/97

$10,000 investment made 9/3/91

                          ARM        Merrill Lynch 1-Year T-Bill Index

Aug-91                 $10,000                   $10,000
Sep-91                 $10,113                   $10,044
Oct-91                 $10,194                   $10,086
Nov-91                 $10,265                   $10,125
Dec-91                 $10,382                   $10,160
Jan-92                 $10,433                   $10,193
Feb-92                 $10,457                   $10,228
Mar-92                 $10,455                   $10,266
Apr-92                 $10,521                   $10,301
May-92                 $10,595                   $10,335
Jun-92                 $10,672                   $10,369
Jul-92                 $10,726                   $10,399
Aug-92                 $10,790                   $10,428
Sep-92                 $10,830                   $10,454
Oct-92                 $10,833                   $10,481
Nov-92                 $10,868                   $10,512
Dec-92                 $10,925                   $10,543
Jan-93                 $10,950                   $10,573
Feb-93                 $10,986                   $10,601
Mar-93                 $10,991                   $10,630
Apr-93                 $11,045                   $10,658
May-93                 $11,082                   $10,686
Jun-93                 $11,161                   $10,716
Jul-93                 $11,202                   $10,746
Aug-93                 $11,235                   $10,775
Sep-93                 $11,262                   $10,804
Oct-93                 $11,267                   $10,834
Nov-93                 $11,290                   $10,864
Dec-93                 $11,319                   $10,896
Jan-94                 $11,375                   $10,926
Feb-94                 $11,385                   $10,960
Mar-94                 $11,350                   $10,997
Apr-94                 $11,264                   $11,039
May-94                 $11,192                   $11,085
Jun-94                 $11,244                   $11,131
Jul-94                 $11,271                   $11,179
Aug-94                 $11,283                   $11,228
Sep-94                 $11,258                   $11,278
Oct-94                 $11,283                   $11,332
Nov-94                 $11,167                   $11,390
Dec-94                 $11,185                   $11,454
Jan-95                 $11,343                   $11,517
Feb-95                 $11,460                   $11,577
Mar-95                 $11,550                   $11,635
Apr-95                 $11,650                   $11,692
May-95                 $11,748                   $11,747
Jun-95                 $11,804                   $11,798
Jul-95                 $11,811                   $11,850
Aug-95                 $11,903                   $11,904
Sep-95                 $11,971                   $11,956
Oct-95                 $12,031                   $12,009
Nov-95                 $12,103                   $12,060
Dec-95                 $12,171                   $12,111
Jan-96                 $12,247                   $12,159
Feb-96                 $12,279                   $12,207
Mar-96                 $12,291                   $12,258
Apr-96                 $12,337                   $12,312
May-96                 $12,393                   $12,366
Jun-96                 $12,472                   $12,423
Jul-96                 $12,532                   $12,480
Aug-96                 $12,587                   $12,536
Sep-96                 $12,660                   $12,594
Oct-96                 $12,762                   $12,649
Nov-96                 $12,875                   $12,704
Dec-96                 $12,882                   $12,759
Jan-97                 $12,944                   $12,815
Feb-97                 $13,004                   $12,871
Mar-97                 $13,054                   $12,930

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 3/31/97          3/31/96
Number of Securities               104              90
Average Duration                1.2 years        1.0 years
Average Life                    4.9 years        4.7 years
Expense Ratio                     0.59%            0.60%


YIELD AS OF MARCH 31, 1997
                                 30-DAY
                                   SEC
                                  Yield

ARM                               5.94%

Yield is defined in the Glossary on page 29.


You will receive a proxy  statement in June.  Please read it carefully  and take part in the proxy vote.


4    ARM                                            American Century Investments


                                      ARM

Management Q & A

An interview with Newlin Rankin, a portfolio manager on the Mortgage-Backed Securities funds management team.

HOW DID THE FUND PERFORM?

Assisted by favorable market conditions (see page 3), the fund has been an outstanding performer over the past 12 months. In fact, the Benham ARM fund was our best-performing Benham taxable fixed-income fund in 1996 and 1997 to date. Compared with other ARM funds, the fund's performance was above average. For the fiscal year ended March 31, 1997, the fund's 6.17% total return was 28 basis points higher than the 5.89% average return of the 47 "Adjustable Rate Mortgage Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

We kept the fund conservatively positioned in comparison with most of its peers. The fund's duration lengthened slightly because we replaced some of the fund's conventional ARMs with GNMA ARMs,+ which have longer durations. Our primary goal was to provide investors with a high degree of price stability, generating returns primarily from yield rather than from price appreciation. We used a combination of CMO floaters and Freddie Mac+ and Fannie Mae+ conventional ARMs for price stability while enhancing the fund's yield with high-coupon GNMA ARMs.

+ GNMA, FREDDIE MAC AND FANNIE MAE ARMS ARE ARMS ISSUED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA OR "GINNIE MAE"), THE FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC OR "FREDDIE MAC") AND THE FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA OR "FANNIE MAE"), RESPECTIVELY.

[bar graph - data below]

ARM FISCAL YEAR RETURNS (Periods ended March 31)

                 ARM        Merrill Lynch 1-Year T-Bill Index

1992*           4.55%                     2.66%
1993            5.13%                     3.55%
1994            3.27%                     3.45%
1995            1.75%                     5.80%
1996            6.42%                     5.36%
1997            6.17%                     5.48%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 28 for a definition of the index.

* Return from the fund's 9/3/91 inception date to 3/31/92.


Annual Report                                                           ARM    5


                                      ARM

DID ALL ARMS PERFORM WELL DURING THE YEAR?

No. The shorter duration of ARMs allowed them to outperform GNMAs in general, but there was some disparity in performance among ARMs themselves. "Seasoned" ARMs--ARMs that are at least several years old and are therefore less likely to be refinanced than more recently issued ARMs--performed best.

Newer ARMs, however, performed poorly overall. In late 1996, eight out of ten adjustable-rate mortgage holders who experienced their first rate reset in 1996 refinanced into other types of mortgages. Of course, homeowners typically refinance at times when interest rates are trending downward, as they were for most of the second half of 1996. Refinancing or "prepayment" hurts portfolio performance by shortening the lives of mortgage portfolios and forcing ARM investors to reinvest in lower-yielding mortgage pools.

WAS THE FUND IMPACTED BY THESE PREPAYMENTS?

No. The fund did not own any of these newer ARMs, though many other ARM funds suffered to some extent from this refinancing trend. An important part of our strategy during the period involved replacing the fund's CMO floaters, which performed very well in the first half of 1996, with seasoned ARMs with yearly resets, which boosted the fund's yield with only a slight increase in price volatility. (Because seasoned ARMs are less likely to be refinanced, they typically exhibit less price movement than newer ARMs when interest rates fluctuate.)

ARE YOU STILL HOLDING THE SEASONED ARMS?

No. The seasoned ARMs performed extremely well as yield spreads between mortgage-backed and Treasury securities narrowed in early 1997. We sold them at an attractive profit in February and March of this year and replaced them with GNMA ARMs.

WHAT'S SO ATTRACTIVE ABOUT GNMA ARMS?

Nearly all the fund's GNMA ARMs are fully indexed, so they have high coupons and lower durations (which limits their price volatility). More important, most of the GNMA ARMs held by the fund are scheduled to reset in three months. This means that if the Fed raises short-term interest rates as many expect it to do on May 20, these ARMs should capture the new higher rates fairly quickly.

[pie charts]

PORTFOLIO  COMPOSITION  BY SECURITY TYPE (as of 3/31/97)
ARMs 76%
CMOs 19%
Repos 3%
Fixed-Rates 2%

PORTFOLIO  COMPOSITION  BY SECURITY TYPE (as of 9/30/96)
ARMs 80%
CMOs 13%
Repos 5%
Fixed-Rates 2%


6    ARM                                            American Century Investments


                                      ARM

WHAT IS YOUR OUTLOOK FOR MORTGAGE-BACKED SECURITIES GOING FORWARD?

We expect to see higher interest rates in the coming months as the Federal Reserve moves to keep a lid on inflation. If interest rates remain stable or move up only gradually, mortgage-backed bonds may continue to perform well. However, if rates rise more sharply than many expect, we will likely see durations on ARMs and GNMAs begin to extend. In general, duration extension is bad when rates are rising because it makes mortgage-backed funds more vulnerable to price declines.

In addition, yield spreads between Treasury and mortgage-backed securities will likely widen in the coming months due to general expectations of higher interest rates going forward. Rising rates increase investors' fears of average life volatility of mortgage-backed securities--that is, the potential for significant swings in their average life, which can translate into price volatility.

WITH THESE POSSIBILITIES IN MIND, WHAT ARE YOUR PLANS FOR THE FUND IN THE NEAR TERM?

If interest rates do continue to trend upward, as we expect, we will have to keep a close eye on the fund's "roll"--that is, the reset dates of the fund's various securities. For example, when a GNMA ARM with a one-year reset rolls over, it suddenly changes from a one-month security to a twelve-month security.

This automatically lengthens the fund's duration. We will likely keep an eye out for attractive "short roll" securities--those with three-month resets--to keep the fund's duration from extending and to enable us to reinvest more quickly and keep pace with the Fed's upward interest rate moves.

[bar chart - data below]

PORTFOLIO COMPOSITION BY DURATION
                 3/31/97         9/30/96
0-1 Years          26%             58%
1-2 Years          63%             28%
2-3 Years          9%              12%
3-5 Years          2%              2%

RESET SCHEDULE OF THE FUND'S ARMS
Interest Rate                                      % of ARMs
Index                 Reset Frequency       3/31/97          9/30/96
One-Year T-Bills      Every 12 months         81%              88%
COFI(1)                 Every month            9%              6%
Six-Month LIBOR(2)    Every 6 months           2%              1%
Other                     Various              8%              5%

(1) COFI (Cost of Funds Index)--reflects the cost of funds for savings banks (typically published by the 11th District Federal Home Loan Bank).

(2) LIBOR (London Interbank Offered Rate)--the interest rate at which the most creditworthy international banks make large loans to one another.


Annual Report                                                           ARM    7


                            SCHEDULE OF INVESTMENTS
                                      ARM

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES(1)
FHLMC-7.1%
$1,883,688    FHLMC Pool #640065, 7.50%,
                1/1/18                                        $  1,926,372
   241,201    FHLMC Pool #635104, 7.712%,
                8/1/18                                             247,306
   620,735    FHLMC Pool #606095, 7.721%,
                11/1/18                                            634,410
 3,176,222    FHLMC Pool #755188, 7.306%,
                9/1/20                                           3,282,435
   476,260    FHLMC Pool #390263, 6.375%,
                1/1/21                                             471,188
    54,776    FHLMC Pool #775473, 7.359%,
                6/1/21                                              54,802
 1,930,377    FHLMC Pool #876559, 8.062%,
                3/1/24                                           1,994,620
 2,567,005    FHLMC Pool #845898, 7.87%,
                6/1/24                                           2,643,605
 5,483,555    FHLMC Pool #785620, 7.013%,
                8/1/26                                           5,524,682
                                                                ----------
                                                                16,779,420
                                                                ----------
FNMA-28.4%
   137,565    FNMA Pool #066254, 6.085%,
                2/1/99                                             136,620
   228,271    FNMA Pool #066376, 8.00%,
                2/1/01                                             225,817
   355,580    FNMA Pool #066221, 7.50%,
                9/1/03                                             351,192
   369,135    FNMA Pool #020155, 7.491%,
                8/1/14                                             366,769
    61,924    FNMA Pool #009781, 7.067%,
                10/1/14                                             61,523
   113,326    FNMA Pool #020635, 7.17%,
                8/1/15                                             114,919
   439,404    FNMA Pool #025432, 6.625%,
                4/1/16                                             447,230
   101,519    FNMA Pool #009883, 7.375%,
                7/1/16                                             103,169
   430,561    FNMA Pool #036922, 7.875%,
                8/1/16                                             443,813
   566,631    FNMA Pool #105843, 7.916%,
                1/1/17                                             594,963
 5,645,260    FNMA Pool #057733, 6.091%,
                2/1/17                                           5,528,855

Principal Amount                                                         Value
--------------------------------------------------------------------------------

$  365,381    FNMA Pool #120560, 7.179%,
                4/1/17                                         $   373,259
 2,471,817    FNMA Pool #061401, 7.843%,
                5/1/17                                           2,599,263
   461,729    FNMA Pool #061392, 7.699%,
                7/1/17                                             483,084
 1,587,386    FNMA Pool #066415, 7.284%,
                7/1/17                                           1,655,596
   384,989    FNMA Pool #070088, 7.429%,
                12/1/17                                            397,863
 5,022,343    FNMA Pool #099782, 7.178%,
                1/1/18                                           5,163,621
   455,703    FNMA Pool #064708, 7.50%,
                2/1/18                                             474,145
 1,622,491    FNMA Pool #070030, 7.424%,
                2/1/18                                           1,680,041
 1,810,104    FNMA Pool #086885, 7.30%,
                3/1/18                                           1,868,081
   521,308    FNMA Pool #070224, 7.661%,
                4/1/18                                             543,547
 1,390,639    FNMA Pool #162880, 7.405%,
                5/1/18                                           1,439,965
   420,473    FNMA Pool #070186, 7.332%,
                6/1/18                                             435,257
   844,876    FNMA Pool #063167, #063623,
                #063658, 7.75%, 7/1/18                             875,068
 1,014,892    FNMA Pool #013786, 7.625%,
                8/1/18                                           1,013,502
   214,055    FNMA Pool #116473, 7.091%,
                12/1/18                                            219,006
   246,207    FNMA Pool #075462, 7.825%,
                5/1/19                                             255,748
   680,870    FNMA Pool #244477, 7.104%,
                8/1/19                                             696,400
 5,359,916    FNMA Pool #142402, 7.549%,
                9/1/19                                           5,575,170
 1,804,889    FNMA Pool #070595, 7.143%,
                1/1/20                                           1,858,747
   915,341    FNMA Pool #336479, 7.861%,
                3/1/21                                             954,243
   358,433    FNMA Pool #129482, 6.551%,
                8/1/21                                             357,218
   971,241    FNMA Pool #145556, 7.50%,
                1/1/22                                             995,823
 1,568,020    FNMA Pool #163993, 7.276%,
                5/1/22                                           1,613,586

See Notes to Financial Statements


8    ARM                                            American Century Investments


                            SCHEDULE OF INVESTMENTS
                                      ARM

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

$  880,614    FNMA Pool #334441, 7.339%,
                5/1/22                                       $     910,334
   954,211    FNMA Pool #169868, 7.305%,
                6/1/22                                             972,847
   624,005    FNMA Pool #173165, 7.278%,
                7/1/22                                             635,412
   680,765    FNMA Pool #178295, 7.28%,
                9/1/22                                             692,038
   429,889    FNMA Pool #328733, 7.778%,
                1/1/23                                             444,467
   608,078    FNMA Pool #220498, 8.118%,
                6/1/23                                             635,538
   473,338    FNMA Pool #222649, 8.125%,
                7/1/23                                             495,746
 1,204,309    FNMA Pool #190647, 7.686%,
                8/1/23                                           1,242,703
 4,902,394    FNMA Pool #303336, 7.371%,
                8/1/23                                           5,100,794
   798,030    FNMA Pool #318767, 7.668%,
                10/1/25                                            828,331
   264,988    FNMA Pool #325305, 7.375%,
                11/1/25                                            271,901
   119,971    FNMA Pool #062836, 6.657%,
                4/1/26                                             118,728
 5,181,483    FNMA Pool #347634, 6.774%,
                8/1/26                                           5,194,437
   226,102    FNMA Pool #062835, 6.464%,
                1/1/27                                             223,737
   281,189    FNMA Pool #070184, 7.574%,
                1/1/27                                             293,974
    35,286    FNMA Pool #091688, 7.16%,
                2/1/27                                              35,299
 3,488,383    FNMA Pool #062688, 6.085%,
                5/1/28                                           3,438,255
   360,073    FNMA Pool #070716, 6.513%,
                1/1/29                                             362,435
   296,896    FNMA Pool #091689, 7.283%,
                2/1/29                                             299,310
 4,592,924    FNMA Pool #316518, 6.415%,
                10/1/30                                          4,578,594
                                                                ----------
                                                                66,677,983
                                                                ----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

GNMA-40.9%
$  375,336    GNMA Pool #008230, 7.125%,
                5/20/17                                    $       382,081
   368,352    GNMA Pool #008763, 7.00%,
                2/20/21                                            379,462
   590,882    GNMA Pool #008867, 6.875%,
                11/20/21                                           603,255
   443,878    GNMA Pool #008872, 7.375%,
                11/20/21                                           458,095
    12,750    GNMA Pool #008902, 6.50%,
                1/20/22                                             13,116
 8,608,557    GNMA Pool #008954, 7.125%,
                4/20/22                                          8,833,154
11,623,674    GNMA Pool #008974, 7.125%,
                5/20/22                                         11,926,936
 1,263,633    GNMA Pool #008131, 6.50%,
                1/20/23                                          1,299,962
 7,894,977    GNMA Pool #008175, #008180,
                7.125%, 4/20/23                                  8,101,806
 8,591,106    GNMA Pool #008200, 7.125%,
                5/20/23                                          8,822,035
18,480,208    GNMA Pool #008421, 7.125%,
                5/20/24                                         18,956,628
 3,681,132    GNMA Pool #008445, 7.125%,
                6/20/24                                          3,777,762
 7,356,553    GNMA Pool #008457, 7.125%,
                7/20/24                                          7,539,290
 7,186,904    GNMA Pool #008479, 7.125%,
                8/20/24                                          7,359,820
   16,709,912   GNMA Pool #008684, 7.00%,
                8/20/25                                         17,109,446
   507,601    GNMA Pool #008964, 8.00%,
                8/20/26                                            522,515
                                                                ----------
                                                                96,085,363
                                                                ----------
TOTAL ADJUSTABLE RATE
MORTGAGE SECURITIES--76.4%                                     179,542,766
   (Cost $179,900,178)                                         -----------

See Notes to Financial Statements

Annual Report                                                           ARM    9


                            SCHEDULE OF INVESTMENTS
                                      ARM

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE SECURITIES(1)
FHLMC
$    2,799    FHLMC Pool #250918, 13.25%,
                9/1/13                                       $       3,231
                                                                   -------
GNMA--2.3%
     9,039    GNMA Pool #059438, 11.50%,
                5/15/98                                              9,349
    29,812    GNMA Pool #113802, 12.50%,
                6/15/99                                             31,673
    12,014    GNMA Pool #127619, 12.50%,
                6/15/00                                             12,977
    34,150    GNMA Pool #126325, 11.50%,
                8/15/00                                             36,390
   233,744    GNMA Pool #001565, 5.50%,
                1/20/09                                            216,103
   234,690    GNMA Pool #187019, 9.00%,
                11/20/16                                           249,468
   319,898    GNMA Pool #179457, #199973,
                9.00%, 12/20/16                                    340,043
   444,089    GNMA Pool #220128, 9.00%,
                8/20/17                                            472,000
   319,450    GNMA Pool #220134, 9.50%,
                8/20/17                                            344,805
   373,455    GNMA Pool #234860, 9.50%,
                10/20/17                                           403,097
 1,111,432    GNMA Pool #001291, 9.50%,
                11/20/19                                         1,192,944
 2,211,150    GNMA Pool #001376, 8.00%,
                9/20/23                                          2,224,749
                                                                 ---------
                                                                 5,533,598
                                                                 ---------
TOTAL FIXED RATE
MORTGAGE SECURITIES-2.3%                                         5,536,829
   (Cost $5,618,750)                                             ---------

COLLATERALIZED MORTGAGE OBLIGATIONS
FHLMC-10.1%
  6,542,338     FHLMC 1581 F,  6.00%,  4/15/97,
                  resets monthly off the 1-month
                  LIBOR plus 0.50% with a 0.50%
                  floor and a 7.50% cap, final
                  maturity 9/15/98(2)                            6,567,591

Principal Amount                                                         Value
--------------------------------------------------------------------------------

$6,508,026    FHLMC 1528 A, 6.50%,
                12/15/00(1)                                $     6,508,286
   810,345    FHLMC 1110 F, 6.30%, 4/15/97,
                resets monthly off the 1-month
                LIBOR plus 0.80% with a 0.80%
                floor and a 10.625% cap, final
                maturity 5/15/05(2)                                812,873
10,000,000    FHLMC 1319 F, 7.00%,
                12/15/05(1)                                     10,018,700
                                                                ----------
                                                                23,907,450
                                                                ----------
FNMA-6.4%
14,979,931    FNMA 1993-202 FO, 6.10625%, 4/25/97,
                resets  monthly off the
                1-month LIBOR plus 0.45% with
                a 0.45% floor and a 8.50% cap,
                final maturity 2/25/22(2)                       14,994,504
                                                                ----------
GNMA-1.9%
 4,443,780    GNMA 1996-15 K, 7.00%,
                9/16/06(1)                                       4,424,026
                                                                 ---------
Private Label-0.1%
   168,971    Dean Witter Trust I Floater DW I-A,
                Underlying Collateral FHLMC,
                6.5625%,  4/20/97,  resets
                quarterly off the 3-month LIBOR
                plus 0.50% with no floor and a
                13.00% cap, final maturity
                4/20/18(2)                                         166,935
                                                                   -------
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS-18.5%                                      43,492,915
   (Cost $43,618,790)                                           ----------

TEMPORARY CASH INVESTMENTS--2.8%
Repurchase Agreement (Daiwa Securities),
6.45%, due 4/1/97, collateralized by
$7,408,000 par value U.S. Treasury Bonds,
6.25%, due 8/15/23
(Delivery value $6,501,165)                                      6,500,000
   (Cost $6,500,000)                                          ------------

TOTAL INVESTMENT SECURITIES-100.0%                            $235,072,510
   (Cost $235,637,718)                                        ============

See Notes to Financial Statements


10   ARM                                            American Century Investments


                            SCHEDULE OF INVESTMENTS
                                      ARM

Notes to Schedule of Investments
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
resets= The frequency with which a fixed income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(2) Interest reset date is indicated and used for purposes of calculating the weighted average portfolio maturity. Rate shown is effective March 31, 1997.

See Notes to Financial Statements


Annual Report                                                           ARM   11

                                      GNMA

                                                               AVERAGE ANNUAL RETURNS
                                    6 MONTHS        1 YEAR      3 YEARS      5 YEARS     10 YEARS
TOTAL RETURNS AS OF MARCH 31, 1997
GNMA ...............................   3.34%         5.84%        7.14%        6.75%       8.14%
Salomon 30-Year GNMA Index .........   3.18%         6.01%        7.69%        7.12%       8.67%
Average GNMA Fund(1) ...............   2.54%         4.76%        6.47%        6.32%       7.47%
Fund's Ranking Among
GNMA Funds(1) ......................      --    4 out of 51  4 out of 39  6 out of 29  3 out of 21

(1)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value of 3/31/97

$10,000 investment made 3/31/87

             Benham GNMA                Salomon 30-Year GNMA Index

Mar-87        $10,000                            $10,000
Apr-87         $9,635                             $9,693
May-87         $9,601                             $9,658
Jun-87         $9,761                             $9,829
Jul-87         $9,781                             $9,850
Aug-87         $9,733                             $9,793
Sep-87         $9,469                             $9,540
Oct-87         $9,831                             $9,858
Nov-87         $9,956                            $10,003
Dec-87        $10,088                            $10,120
Jan-88        $10,463                            $10,537
Feb-88        $10,595                            $10,664
Mar-88        $10,523                            $10,566
Apr-88        $10,501                            $10,487
May-88        $10,454                            $10,478
Jun-88        $10,692                            $10,754
Jul-88        $10,681                            $10,711
Aug-88        $10,670                            $10,721
Sep-88        $10,915                            $10,988
Oct-88        $11,119                            $11,248
Nov-88        $11,002                            $11,082
Dec-88        $10,947                            $11,021
Jan-89        $11,101                            $11,224
Feb-89        $11,050                            $11,137
Mar-89        $11,057                            $11,141
Apr-89        $11,277                            $11,341
May-89        $11,581                            $11,728
Jun-89        $11,905                            $12,066
Jul-89        $12,103                            $12,336
Aug-89        $11,979                            $12,158
Sep-89        $12,031                            $12,233
Oct-89        $12,270                            $12,519
Nov-89        $12,397                            $12,664
Dec-89        $12,469                            $12,744
Jan-90        $12,368                            $12,630
Feb-90        $12,423                            $12,676
Mar-90        $12,463                            $12,731
Apr-90        $12,344                            $12,584
May-90        $12,706                            $12,995
Jun-90        $12,900                            $13,212
Jul-90        $13,103                            $13,443
Aug-90        $12,977                            $13,306
Sep-90        $13,069                            $13,417
Oct-90        $13,227                            $13,566
Nov-90        $13,513                            $13,903
Dec-90        $13,735                            $14,136
Jan-91        $13,928                            $14,336
Feb-91        $14,025                            $14,422
Mar-91        $14,104                            $14,534
Apr-91        $14,250                            $14,685
May-91        $14,365                            $14,801
Jun-91        $14,375                            $14,834
Jul-91        $14,623                            $15,086
Aug-91        $14,890                            $15,361
Sep-91        $15,153                            $15,648
Oct-91        $15,387                            $15,884
Nov-91        $15,487                            $15,988
Dec-91        $15,872                            $16,390
Jan-92        $15,670                            $16,208
Feb-92        $15,831                            $16,354
Mar-92        $15,774                            $16,297
Apr-92        $15,920                            $16,437
May-92        $16,179                            $16,727
Jun-92        $16,396                            $16,956
Jul-92        $16,544                            $17,086
Aug-92        $16,770                            $17,322
Sep-92        $16,922                            $17,461
Oct-92        $16,773                            $17,338
Nov-92        $16,877                            $17,436
Dec-92        $17,090                            $17,634
Jan-93        $17,327                            $17,883
Feb-93        $17,490                            $18,037
Mar-93        $17,553                            $18,154
Apr-93        $17,619                            $18,245
May-93        $17,705                            $18,349
Jun-93        $17,891                            $18,536
Jul-93        $17,980                            $18,612
Aug-93        $18,059                            $18,644
Sep-93        $18,036                            $18,655
Oct-93        $18,123                            $18,694
Nov-93        $18,053                            $18,668
Dec-93        $18,217                            $18,810
Jan-94        $18,357                            $18,966
Feb-94        $18,256                            $18,880
Mar-94        $17,781                            $18,401
Apr-94        $17,665                            $18,292
May-94        $17,724                            $18,356
Jun-94        $17,704                            $18,316
Jul-94        $18,009                            $18,658
Aug-94        $18,050                            $18,675
Sep-94        $17,837                            $18,451
Oct-94        $17,783                            $18,429
Nov-94        $17,732                            $18,368
Dec-94        $17,913                            $18,572
Jan-95        $18,280                            $18,968
Feb-95        $18,702                            $19,474
Mar-95        $18,764                            $19,554
Apr-95        $19,003                            $19,824
May-95        $19,554                            $20,440
Jun-95        $19,692                            $20,573
Jul-95        $19,754                            $20,629
Aug-95        $19,948                            $20,812
Sep-95        $20,139                            $21,012
Oct-95        $20,317                            $21,191
Nov-95        $20,528                            $21,441
Dec-95        $20,753                            $21,713
Jan-96        $20,883                            $21,878
Feb-96        $20,724                            $21,727
Mar-96        $20,655                            $21,678
Apr-96        $20,579                            $21,578
May-96        $20,497                            $21,543
Jun-96        $20,749                            $21,813
Jul-96        $20,836                            $21,900
Aug-96        $20,832                            $21,911
Sep-96        $21,161                            $22,269
Oct-96        $21,571                            $22,718
Nov-96        $21,960                            $23,041
Dec-96        $21,835                            $22,930
Jan-97        $21,998                            $23,136
Feb-97        $22,080                            $23,176
Mar-97        $21,869                            $22,977

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


PORTFOLIO AT A GLANCE
                                 3/31/97          3/31/96
Number of Securities              3,270            3,157
Average Duration                4.5 years        4.3 years
Average Life                    7.6 years        7.3 years
Expense Ratio                     0.55%            0.58%


YIELD AS OF MARCH 31, 1997
                                 30-DAY
                                   SEC
                                  Yield

GNMA                              6.92%

Yield is defined in the Glossary on page 29.


 You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.

12   GNMA                                           American Century Investments

                                      GNMA

Management Q & A

An interview with Casey Colton, a portfolio manager on the Mortgage-Backed Securities funds management team.

HOW DID THE FUND PERFORM?

The fund performed very well during the twelve-month period. This was due in part to prevailing market conditions, which were generally favorable for all mortgage-backed securities. But the fund also performed well relative to its peers, outperforming the average return of the 51 "GNMA Funds" tracked by Lipper Analytical Services. The fund's 5.84% total return for the fiscal year ended March 31, 1997, was 108 basis points higher than the 4.76% average return for the funds in its Lipper peer group. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

We kept the fund primarily invested in GNMAs, with a small percentage of Treasury securities. We continued to keep the fund's duration and general investment mix very close to that of its benchmark index, the Salomon Brothers 30-Year GNMA Index. This strategy reflects our primary goal, which is to provide investors with relatively predictable, competitive yields with as much price stability as possible.

[bar graph - data below]

GNMA FISCAL YEAR RETURNS (Periods ended March 31)

                GNMA           Salomon 30-Year GNMA Index

1988            5.23%                     5.67%
1989            5.07%                     5.43%
1990           12.73%                    14.28%
1991           13.16%                    14.16%
1992           11.85%                    12.14%
1993           11.28%                    11.41%
1994            1.30%                     1.36%
1995            5.53%                     6.25%
1996           10.08%                    10.90%
1997            5.84%                     6.01%

This chart illustrates the historical year-by-year volatility of the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 28 for a definition of the index.


Annual Report                                                          GNMA   13


                                      GNMA

HOW DO YOU ADD VALUE TO THE FUND WITHOUT MAKING DURATION BETS?

We try to take advantage of the difference in total return offered by mortgages with different coupons. For most of the period, the fund was underweighted in discount GNMAs--those with interest coupons between 6% and 7%--and overweighted in GNMAs with coupons close to the 8% rate offered on newly issued GNMAs.

ISN'T THERE MORE PREPAYMENT RISK ATTACHED TO HIGHER-COUPON GNMAS?

Generally speaking, yes. But prepayments have fallen to relatively modest levels over the past year, and given the current interest rate environment, fewer than one-fourth of all mortgage holders could benefit to any degree from refinancing at the present time.

However, to "hedge" against potentially poor performance of the fund's higher-coupon GNMAs, we have moved some of the fund's assets into Treasury securities. The durations of Treasurys, unlike the durations of mortgage-backed securities, tend to remain stable when interest rates fall (allowing for greater price appreciation) and contract slightly when interest rates rise sharply (lessening price depreciation). As of March 31, 1997, the fund held a 7% position in 10-year Treasury notes.

WHAT IS YOUR OUTLOOK FOR GNMAS GOING FORWARD?

In general, we could see slightly higher interest rates in the coming months as the Federal Reserve moves to keep a lid on inflation. But we don't expect interest rates to move sharply higher. Stable or slightly higher interest rates going forward should provide a great environment for GNMAs and mortgage-backed securities in general.

However, because yield spreads between mortgage-backed securities and Treasurys are already historically narrow, there is less room for mortgage-backed bonds to outperform going forward. There is some potential for further tightening of these spreads if mutual fund investors (who poured most of their money into stock funds in 1996) should suddenly show a strong interest in mortgage-backed securities funds.

COULD THE GROWING MARKET FOR 125% LTV (LOAN TO VALUE) LOANS HAVE AN IMPACT ON GNMA PREPAYMENT LEVELS GOING FORWARD?

Possibly. 125% LTV loans are currently gaining a market in Texas and Southern California. They are essentially second mortgages that will finance up to 125% of a mortgage-holder's property value. While designed as a large equity line of credit, they can also benefit homeowners who are locked into unfavorable mortgages

[pie charts]

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  3/31/97)
GNMAs 92%
Treasury Securities 7%
Repos 1%

PORTFOLIO  COMPOSITION  BY  SECURITY  TYPE (as of  9/30/96)
GNMAs 91%
Treasury Securities 5%
Repos 4%


14   GNMA                                           American Century Investments


                                      GNMA

because they have "negative equity"--that is, the value of their home has actually fallen since the time of purchase. High-LTV loans allow such homeowners to "finance out" their negative equity and refinance their first mortgage at a more advantageous rate.

This trend would most likely have implications for mortgages created between 1989 and 1995, when housing prices were at very high levels in some parts of the country.

WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

Given the likelihood of gradually rising interest rates, we don't plan any significant shifts in strategy or fund positioning in the next six months. We will continue our conservative approach, investing the bulk of the fund's assets in GNMAs, using some Treasurys to keep its duration stable when necessary, and keeping its coupon mix fairly close to that of its benchmark.

[bar chart - data below]

PORTFOLIO COMPOSITION BY GNMA COUPON
                            3/31/97           9/30/96
Less than 7%                  7%                7%
7%-8%                         38%               37%
8%-9%                         33%               33%
9%-10%                        19%               20%
Greater than 10%              3%                3%


Annual Report                                                          GNMA   15


                            SCHEDULE OF INVESTMENTS
                                      GNMA

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES-7.4%
$86,000,000   U.S. Treasury Notes, 6.50%,
                10/15/06                                     $  83,285,840
   (Cost $86,554,973)                                        -------------

GNMA CERTIFICATES(1)
 5,256,876    GNMA, 6.00%, due 7/20/16 to
                7/20/26                                          4,687,312
76,993,047    GNMA, 6.50%, due 9/20/08 to
                5/15/26                                         71,667,816
116,102,712   GNMA, 7.00%, due 9/15/08 to
                7/15/26                                        111,499,194
15,743,538    GNMA, 7.25%, due 7/20/20 to
                12/20/25                                        15,259,368
214,067,902   GNMA, 7.50%, due 1/15/06 to
                3/15/27                                        210,967,863
 9,376,727    GNMA, 7.65%, due 6/15/16 to
                2/15/18                                          9,332,387
21,408,695    GNMA, 7.75%, due 9/20/17 to
                1/20/26                                         21,145,210
 7,140,506    GNMA, 7.77%, due 4/15/20 to
                1/15/21                                          7,106,473
 4,577,662    GNMA, 7.85%, due 11/20/20 to
                10/20/22                                         4,587,753
 2,210,569    GNMA, 7.89%, due 9/20/22                           2,216,161
 4,294,996    GNMA, 7.98%, due 6/15/19                           4,369,171
160,170,029   GNMA, 8.00%, due 6/15/06 to
                6/15/34                                        161,590,839
 3,806,238    GNMA, 8.15%, due 11/15/19 to
                2/15/21                                          3,892,323
41,555,611    GNMA, 8.25%, due 2/15/06 to
                10/20/25                                        42,474,279
 9,937,862    GNMA, 8.35%, due 1/15/19 to
                12/15/20                                        10,264,083
94,124,268    GNMA, 8.50%, due 12/15/04 to
                5/15/31                                         97,247,108
 1,813,465    GNMA, 8.625%, due 1/15/32                          1,865,530
24,347,650    GNMA, 8.75%, due 2/15/16 to
                1/15/27                                         25,394,359
106,658,423   GNMA, 9.00%, due 11/15/04 to
                7/20/26                                        112,613,037
21,322,104    GNMA, 9.25%, due 4/15/16 to
                3/20/25                                         22,592,268

Principal Amount                                                         Value
--------------------------------------------------------------------------------

$46,437,900   GNMA, 9.50%, due 6/15/09 to
                7/20/25                                   $     49,620,542
 7,737,293    GNMA, 9.75%, due 6/15/05 to
                11/15/21                                         8,288,422
 5,374,803    GNMA, 10.00%, due 11/15/09
                to 2/20/22                                       5,904,744
 4,311,109    GNMA, 10.25%, due 5/15/12 to
                2/15/21                                          4,646,124
 1,276,626    GNMA, 10.50%, due 11/15/97 to
                3/15/21                                          1,393,956
   724,133    GNMA, 10.75%, due 12/15/09 to
                8/15/19                                            785,768
 3,220,771    GNMA, 11.00%, due 12/15/09 to
                8/15/20                                          3,562,139
    40,015    GNMA, 11.25%, due 10/20/15 to
                2/20/16                                             44,409
   881,802    GNMA, 11.50%, due 1/15/98 to
                2/20/20                                            987,983
    39,031    GNMA, 11.75%, due 2/15/99                             40,956
   819,839    GNMA, 12.00%, due 6/15/00 to
                1/20/15                                            924,828
   531,317    GNMA, 12.25%, due 8/15/13 to
                7/15/15                                            605,612
 1,056,291    GNMA, 12.50%, due 11/15/99 to
                10/15/15                                         1,213,762
    89,679    GNMA, 12.75%, due 11/15/13 to
                6/15/15                                            103,921
 1,880,621    GNMA, 13.00%, due 11/15/10 to
                8/15/15                                          2,201,313
    36,879    GNMA, 13.25%, due 1/20/15                             43,162
   697,988    GNMA, 13.50%, due 5/15/10 to
                12/15/14                                           824,441
    53,378    GNMA, 13.75%, due 8/15/14 to
                10/15/14                                            63,343
    73,825    GNMA, 14.00%, due 6/15/11 to
                11/15/14                                            88,567
   388,238    GNMA, 14.50%, due 9/15/12 to
                10/15/14                                           471,090
   855,173    GNMA, 15.00%, due 6/15/11 to
                10/15/12                                         1,048,180
   190,120    GNMA, 16.00%, due 8/15/10 to
                4/15/12                                            238,509
                                                             -------------
TOTAL GNMA CERTIFICATES-91.0%                                1,023,874,305
   (Cost $1,029,798,860)                                     -------------

See Notes to Financial Statements


16   GNMA                                           American Century Investments


                            SCHEDULE OF INVESTMENTS
                                      GNMA

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

FORWARD COMMITMENTS-0.4%
$5,000,000    GNMA Purchase, 7.00%,
                 settlement 4/17/97                      $       4,771,900
   (Cost $4,843,750)                                             ---------

TEMPORARY CASH INVESTMENTS-1.2%

Repurchase Agreement (Daiwa Securities),
     6.45%, due 4/1/97,  collateralized by
     $13,756,000 par value U.S. Treasury Notes,
     6.50%, due 8/15/05 (Delivery value
     $13,202,365)                                               13,200,000
   (Cost $13,200,000)                                       --------------

TOTAL INVESTMENT SECURITIES-100.0%                          $1,125,132,045
   (Cost $1,134,397,583)                                    ==============

Notes to Schedule of Investments
GNMA = Government National Mortgage Association
(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements


Annual Report                                                          GNMA   17

                      STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 1997

                                                                           ARM             GNMA

ASSETS
Investment securities, at value (identified cost of $235,637,718
   and $1,134,397,583) (Note 3) .................................. $235,072,510   $1,125,132,045
Cash .............................................................      661,488               --
Receivable for investments sold ..................................      248,294       21,312,500
Receivable for capital shares sold ...............................           --           15,688
Interest receivable ..............................................    1,369,743        9,433,342
Prepaid expenses and other assets ................................        3,125           12,886
                                                                    -----------    -------------
                                                                    237,355,160    1,155,906,461
                                                                    -----------    -------------

LIABILITIES
Disbursements in excess of demand deposit cash ...................      694,149        2,581,449
Payable for investments purchased ................................           --       31,974,952
Payable for capital shares redeemed ..............................      404,354          755,204
Payable to affiliates (Note 2) ...................................      105,970          477,170
Dividends payable ................................................      185,635          891,053
Accrued expenses and other liabilities ...........................       10,836           61,532
                                                                    -----------    -------------
                                                                      1,400,944       36,741,360
                                                                    -----------    -------------
Net Assets Applicable to Outstanding Shares ...................... $235,954,216   $1,119,165,101
                                                                   ============   ==============

CAPITAL SHARES
Outstanding (Unlimited number of shares authorized) ..............   24,809,699      108,338,176
                                                                     ==========      ===========
Net Asset Value Per Share ........................................        $9.51           $10.33
                                                                          =====           ======

NET ASSETS CONSIST OF:
Capital paid in .................................................. $304,940,208   $1,153,799,317
Accumulated net realized loss on
   investment transactions .......................................  (68,420,784)     (25,368,678)
Net unrealized depreciation on
   investments (Note 3) ..........................................     (565,208)      (9,265,538)
                                                                    -----------    -------------
                                                                   $235,954,216   $1,119,165,101
                                                                   ============   ==============

See Notes to Financial Statements


18   Statements of Assets and Liabilities           American Century Investments

                            STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 1997

                                                                           ARM             GNMA

INVESTMENT INCOME
Income:
Interest .......................................................... $16,238,999       $82,502,369
                                                                    -----------       -----------

Expenses (Note 2):
Investment advisory fees ..........................................     729,724         3,108,362
Transfer agency fees ..............................................     329,914         1,150,565
Administrative fees ...............................................     249,492         1,059,314
Custodian fees ....................................................      70,287           342,304
Printing and postage ..............................................      78,951           230,088
Auditing and legal fees ...........................................      19,445            67,618
Telephone expenses ................................................      14,732            26,807
Directors' fees and expenses ......................................      10,024            21,136
Registration and filing fees ......................................      17,406            19,525
Other operating expenses ..........................................      26,746            99,906
                                                                         ------            ------
   Total expenses .................................................   1,546,721         6,125,625
Amount recouped (Note 2) ..........................................         559             7,116
Custodian earnings credits (Note 4) ...............................     (29,158)          (81,114)
                                 -                                      -------           -------
   Net expenses ...................................................   1,518,122         6,051,627
                                                                      ---------         ---------
Net investment income .............................................  14,720,877        76,450,742
                                                                     ----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on investments ...........................     805,035        (1,660,256)
Change in net unrealized appreciation
     (depreciation) on investments ................................     347,071       (10,865,815)
                                                                        -------       -----------

Net realized and unrealized
gain (loss) on investments ........................................   1,152,106       (12,526,071)
                                                                      ---------       -----------
Net Increase in Net Assets
Resulting from Operations ......................................... $15,872,983       $63,924,671
                                                                    ===========       ===========

See Notes to Financial Statements


Annual Report                                      Statements of Operations   19

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 1997
AND MARCH 31, 1996

                                                                             ARM                                  GNMA

Increase (Decrease) in Net Assets                                    1997            1996                1997              1996
                                                                 -----------------------------   ----------------------------------
OPERATIONS
Net investment income ......................................   $  14,720,877    $  19,452,086    $    76,450,742    $    74,636,431
Net realized gain (loss) on investments ....................         805,035         (514,222)        (1,660,256)         8,227,610
Change in net unrealized appreciation (depreciation)
   on investments ..........................................         347,071        2,830,174        (10,865,815)        15,697,906
                                                                     -------        ---------        -----------         ----------
Net increase in net assets resulting from operations .......      15,872,983       21,768,038         63,924,671         98,561,947
                                                                  ----------       ----------         ----------         ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................................     (14,704,902)     (19,432,184)       (76,433,695)       (74,692,211)
In excess of net investment income .........................            --               --                 --              (17,047)
                                                                  ----------       ----------         ----------         ----------
Decrease in net assets from
   distributions to shareholders ...........................     (14,704,902)     (19,432,184)       (76,433,695)       (74,709,258)
                                                                 -----------      -----------        -----------        -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................................      86,381,738       59,010,559        428,072,730        345,352,436
Proceeds from reinvestment of distributions ................      11,957,430       16,071,334         58,737,337         57,601,256
Payments for shares redeemed ...............................    (162,091,108)    (176,270,354)      (475,155,178)      (286,456,680)
                                                                ------------     ------------       ------------       ------------
Net increase (decrease) in net assets
   from capital share transactions .........................     (63,751,940)    (101,188,461)        11,654,889        116,497,012
                                                                 -----------     ------------         ----------        -----------

Net increase (decrease) in net assets ......................     (62,583,859)     (98,852,607)          (854,135)       140,349,701

NET ASSETS
Beginning of year ..........................................     298,538,075      397,390,682      1,120,019,236        979,669,535
                                                                 -----------      -----------      -------------        -----------

End of year ................................................   $ 235,954,216    $ 298,538,075    $ 1,119,165,101    $ 1,120,019,236
                                                               =============    =============    ===============    ===============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold .......................................................       9,097,397        6,219,269         41,003,499         32,776,505
Issued in reinvestment of distributions ....................       1,258,372        1,693,549          5,649,816          5,471,620
Redeemed ...................................................     (17,070,765)     (18,583,809)       (45,535,917)       (27,214,841)
                                                                 -----------      -----------        -----------        -----------
Net increase (decrease) ....................................      (6,714,996)     (10,670,991)         1,117,398         11,033,284
                                                                  ==========      ===========          =========         ==========

See Notes to Financial Statements


20   Statements of Changes in Net Assets            American Century Investments


NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Government Income Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Adjustable Rate
Government Securities Fund (ARM Fund) and American Century - Benham GNMA Fund (GNMA Fund) (the Funds) are two of the seven funds composing the Trust. The ARM Fund seeks to provide investors with a high level of current income, consistent with the stability of principal. The Fund intends to pursue its investment objective by investing at least 65% of the Fund's total assets in adjustable rate mortgage securities and other securities collateralized by or representing interests in mortgages. The GNMA Fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The following accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premiums and discounts on mortgage-backed securities are amortized in proportion to the monthly paydown amounts. Notes and bonds are amortized using the effective interest rate method.

Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

At March 31, 1997, accumulated net realized capital loss carryovers of $68,398,906 for the ARM Fund and $24,647,039 for the GNMA Fund (expiring 2001 through 2005) may be used to offset future taxable gains. The GNMA Fund has elected to treat $42,597 of net capital losses incurred in the five month period ended March 31, 1997, as having incurred in the following fiscal year.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


Annual Report                                 Notes to Financial Statements   21


NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule:

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The agreement was formerly with Benham Financial Services, Inc.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.60% of average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. On April 25, 1997, the Board of Trustees approved a plan to implement a unified management fee, which would replace the existing contracts, previously mentioned, between the Funds and related parties. Such plan is subject to shareholder approval and will be voted on in July, 1997.

The payables to affiliates as of March 31, 1997, based on the above agreements were as follows:

                                ARM Fund         GNMA Fund

Investment Advisor              $ 56,435         $267,816
Administrative Services
and Transfer Agent                49,535          209,354
                                --------         --------
                                $105,970         $477,170
                                ========         ========

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares. This Agreement was formerly with Benham Distributors, Inc.

--------------------------------------------------------------------------------
3. Investment Transactions

The aggregate cost of U.S. Treasury and Agency obligations (excluding short-term investments) purchased for the year ended March 31, 1997, in the ARM Fund and GNMA Fund totaled $485,338,985 and $1,344,955,258, respectively. Proceeds from U.S. Treasury and Agency obligations (excluding short-term investments) sold in the ARM Fund and GNMA Fund totaled $505,671,043 and $1,153,997,825, respectively.

As of March 31, 1997, accumulated net unrealized depreciation of the ARM Fund and GNMA Fund were $585,397 and $9,944,683, consisting of unrealized appreciation of $496,476 and $10,400,230, and unrealized depreciation of $1,081,873 and $20,344,913, respectively.


22   Notes to Financial Statements                  American Century Investments


NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

--------------------------------------------------------------------------------
4. Expense Offset Arrangements

The Funds' Statements of Operations reflect custodian earnings credits. These amounts are used to offset the custodian fees payable by the Funds to the custodian bank. The credits are earned when the Funds maintain a balance of uninvested cash at the custodian bank. Beginning with the year ended March 31, 1996, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

--------------------------------------------------------------------------------
5. Corporate Events

The following name changes became effective January 1, 1997:

                    NEW NAMES                                 FORMER NAMES
Funds' Issuer:    American Century Government Income Trust    Benham Government Income Trust
Funds:            American Century - Benham Adjustable Rate   Benham Adjustable Rate Government
                    Government Securities Fund                  Securities Fund
                  American Century - Benham GNMA Fund         Benham GNMA Income Fund
Parent Company:   American Century Companies, Inc.            Twentieth Century Companies, Inc.
Distributor:      American Century Investment Services, Inc.  Twentieth Century Securities, Inc.
Transfer Agent:   American Century Services Corporation       Twentieth Century Services, Inc.


Annual Report                                 Notes to Financial Statements   23

                              FINANCIAL HIGHLIGHTS
                                      ARM

                     For a Share Outstanding Throughout the Years Ended March 31

                                                 1997         1996          1995         1994         1993

PER-SHARE DATA
Net Asset Value,
Beginning of Year ............................. $9.47        $9.42         $9.75        $9.97       $10.04
                                                -----        -----         -----        -----       ------
Income From Investment Operations
   Net Investment Income ......................  0.53         0.54          0.49         0.54         0.57
   Net Realized and Unrealized Gain (Loss)
   on Investment Transactions .................  0.04         0.05        (0.33)       (0.22)       (0.07)
                                                 ----         ----        -----        -----        -----
   Total From
   Investment Operations ......................  0.57         0.59          0.16         0.32         0.50
                                                 ----         ----          ----         ----         ----
Distributions
   From Net Investment Income ................. (0.53)       (0.54)        (0.49)       (0.54)       (0.57)
                                                -----        -----         -----        -----        -----
Net Asset Value, End of Year .................. $9.51        $9.47         $9.42        $9.75        $9.97
                                                =====        =====         =====        =====        =====
   Total Return(1) ............................ 6.17%        6.42%         1.75%        3.27%        5.13%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(2) ...................... 0.59%        0.60%         0.57%        0.51%        0.45%
Ratio of Net Investment Income
to Average Net Assets ......................... 5.59%        5.70%         4.98%        5.47%        5.66%
Portfolio Turnover Rate .......................  193%         221%           60%          92%          83%
Net Assets, End
of Year (in thousands) ..................... $235,954     $298,538      $397,391     $936,539   $1,495,164

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for periods subsequent to March 31, 1995, include expenses paid through expense offset arrangements.

See Notes to Financial Statements


24   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                                      GNMA

                                               For a Share Outstanding Throughout the Years Ended March 31

                                                 1997         1996          1995         1994         1993

PER-SHARE DATA
Net Asset Value,
Beginning of Year ............................ $10.45       $10.18        $10.35       $10.88       $10.52
                                               ------       ------        ------       ------       ------
Income From Investment Operations
   Net Investment Income .....................   0.71         0.74          0.72         0.66         0.79
   Net Realized and Unrealized Gain (Loss)
   on Investment Transactions ................ (0.12)         0.27        (0.18)       (0.52)         0.36
                                               -----          ----        -----        -----          ----
   Total From
   Investment Operations .....................   0.59         1.01          0.54         0.14         1.15
                                                 ----         ----          ----         ----         ----
Distributions
   From Net Investment Income ................  (0.71)       (0.74)        (0.71)       (0.66)       (0.79)
   From Net Realized Capital Gains ...........     --           --            --        (0.01)          --
                                                 ----         ----          ----         ----         ----
   Total Distributions .......................  (0.71)       (0.74)        (0.71)       (0.67)       (0.79)
                                                 ----         ----          ----         ----         ----
Net Asset Value, End of Year ................. $10.33       $10.45        $10.18       $10.35       $10.88
                                               ======       ======        ======       ======       ======
   Total Return(1) ...........................  5.84%       10.08%         5.53%        1.30%       11.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(2) .....................  0.55%        0.58%         0.58%        0.54%        0.56%
Ratio of Net Investment Income
to Average Net Assets ........................  6.84%        6.98%         7.08%        6.12%        7.31%
Portfolio Turnover Rate ......................   105%          64%          120%          49%          71%
Net Assets, End
of Year (in thousands) ................... $1,119,165   $1,120,019      $979,670   $1,129,185   $1,159,754

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for periods subsequent to March 31, 1995, include expenses paid through expense offset arrangements.

See Notes to Financial Statements


Annual Report                                          Financial Highlights   25


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American Century Government Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of American Century - Benham Adjustable Rate Government Securities Fund and American Century - Benham GNMA Fund (two of the series comprising Benham Government Income Trust) (the Funds) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
May 2, 1997


26   Independent Auditors' Report                   American Century Investments


                              IMPORTANT NOTICE FOR
                        ALL IRA AND 403(b) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Annual Report                                              Important Notice   27


BACKGROUND INFORMATION

Investment Philosophy & Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Adjustable Rate Government Securities (ARM) seeks to provide a high level of current income, consistent with stability of principal. The fund invests at least 65% of its total assets in adjustable rate mortgage securities (ARMs) and other securities collateralized by or representing interests in mortgages.

GNMA seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed GNMA certificates.

Comparative Indices

The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

The Merrill Lynch One-Year Treasury Bill Index is derived from secondary market interest rates for the current one-year U.S. Treasury bill issue.

The Salomon Brothers 30-Year GNMA Index is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper categories for the Mortgage-Backed Securities funds are:

Adjustable Rate Mortgage Funds--funds that invest at least 65% of their assets in adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages.

GNMA Funds--funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.

                           PORTFOLIO MANAGEMENT TEAM
                           Vice President and
                           Senior Portfolio Managers    Dave Schroeder
                                                        Bob Gahagan
                           Senior Portfolio Manager     Casey Colton
                           Portfolio Manager            Newlin Rankin


28   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 24 and 25.

Yields

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Investment Terms

o Basis Point--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

o    Coupon--the stated interest rate of a security.

o Duration Extension--a lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes ARM and GNMA durations to extend, which makes price declines more severe.

o Prepayment--paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force ARM and GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

Statistical Terminology

o Number of Securities--the number of different securities held by a fund on a given date.

o Average Duration-- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Average Life--a measurement of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

o    Expense  Ratio--the   operating  expenses  of  the  fund,  expressed  as  a
     percentage of average net assets.

Types of Securities

o Adjustable Rate Mortgage Securities (ARMs)--mortgage-backed securities backed by a pool of adjustable-rate mortgages. Unlike traditional bonds or fixed-rate mortgage-backed securities (such as GNMAs), ARMs have interest rates that reset periodically based on an underlying interest rate index (such as a bank interest rate).

o Collateralized Mortgage Obligations (CMOs)--a generic mortgage derivative. Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

o    Government       National       Mortgage       Association       Securities
     (GNMAs)--mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. Unlike an ARM, a GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

o Repurchase Agreements (Repos)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).


Annual Report                                                      Glossary   29

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY GOVERNMENT INCOME TRUST


Investment Manager
BENHAM MANAGEMENT CORPORATION

This  report  and  the   statements   it
contains are  submitted  for the general
information  of  our  shareholders.  The
report    is    not    authorized    for
distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9705           [recycled logo]
SH-BKT-8523       Recycled

                                 ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 March 31, 1997

                                     BENHAM
                                     GROUP

                          Inflation-Adjusted Treasury

[front cover]


                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Inflation-Adjusted Treasury
     Performance & Portfolio Information.................... 4
     Management Q & A....................................... 5
     Financial Highlights...................................12
Statement of Assets and Liabilities......................... 7
Statement of Operations..................................... 8
Statement of Changes in Net Assets.......................... 9
Notes to Financial Statements...............................10
Independent Auditors' Report................................13
IRA/403(b) Information......................................14
Background Information
     Investment Philosophy & Policies.......................16
     Comparative Indices....................................16
     Portfolio Management Team..............................16
Glossary....................................................17

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

      BENHAM GROUP           AMERICAN CENTURY GROUP     TWENTIETH CENTURY GROUP

   MONEY MARKET FUNDS          ASSET ALLOCATION &
  GOVERNMENT BOND FUNDS        BALANCED FUNDS              U.S. GROWTH FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
   Inflation-Adjusted
        Treasury

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o    On  January  29,  1997,   the  U.S.   Treasury   auctioned  its  first-ever
     inflation-indexed bonds. The bonds had maturities of 10 years and a real yield of 3.45%.

o Because of strong economic growth and fears of inflation, bond yields trended higher in February and March.

o The real yield on inflation-indexed Treasury bonds rose from 3.45% at issuance to 3.58% on March 31, 1997. As a result, inflation-indexed bond prices fell by 2% during February and March.

o The principal adjustments on inflation-indexed Treasury bonds are based on the non-seasonally adjusted consumer price index (CPI-NSA), which rose by 2.8% for the year ended March 31, 1997.

o The principal adjustments for inflation-indexed Treasury bonds totaled 0.3% for February and March (a 2.2% annual rate).

Inflation-Adjusted Treasury

o From its inception date on February 10, 1997, through March 31, 1997, the fund returned -1.98%, matching the performance of the inflation-indexed Treasury bond over the same period.

o The fund's brief performance history reflected the generally negative bond environment that existed during the period.

o    The fund held 5-10% of its assets in cash during the two-month period.

o The fund's 30-day SEC yield on March 31 was 6.22%, significantly higher than the 3.45% real yield on the bonds themselves. The reason: the fund's yield includes the inflation adjustment on the principal value of the bond it holds.

o Going forward, we will look to vary the fund's holdings by investing in inflation-indexed bonds issued by U.S. government agencies.

o We'll also monitor the yields on inflation-indexed Treasury securities scheduled for auction in July and October.

                               Inflation-Adjusted
                                    Treasury

                      Total Return:            AS OF 3/31/97
                         Since Inception             -1.98%*
                      Net Assets:               $2.3 million
                         (AS of 3/31/97)
                      Inception Date:                2/10/97
                      * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 17.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

We are proud to present our first annual report for the Benham Inflation-Adjusted Treasury fund. With the introduction of this innovative fund, we are one of the first in the country to offer investors a mutual fund that invests in the U.S. Treasury's new inflation-indexed securities. In the following pages, our investment management team provides further details about the market and how your fund was managed.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name, we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (growth and international equity funds). The Inflation-Adjusted Treasury fund has joined the Benham Group because its investment goals match key attributes of that group.

We encourage you to visit the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

In June, you will receive a proxy statement and ballot that proposes several changes to your fund. The proxy statement contains more details about the proposed changes; we strongly encourage you to read it carefully and take part in the proxy vote.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

Inflation-Indexed
U.S. Treasury Securities

On January 29, 1997, the U.S. Treasury auctioned its first-ever inflation-indexed bonds. $7 billion in 10-year bonds were sold at a real yield of 3.45%. Demand for the new bonds was strong, with bids totaling more than five times the amount of securities issued.

Inflation-indexed bonds have a lower interest rate than nominal Treasury bonds (the nominal 10-year Treasury bonds auctioned in February were sold at a yield of 6.37%). The rate on inflation-indexed bonds represents the "real" yield--the yield after inflation --available in the Treasury market.

Whereas the principal value of nominal bonds remains fixed throughout the life of the bond, inflation-indexed bonds' principal value is adjusted regularly for changes in inflation (see the following section on U.S. Inflation). Interest payments are based on the inflation-adjusted principal value, so the amount of interest paid out changes with the principal adjustments.

From a performance standpoint, the new bonds suffered from bad timing--the unfavorable interest rate environment during their first two months of existence resulted in negative returns. Strong economic growth and fears of inflation sent bond yields soaring; inflation-indexed bond yields rose from 3.45% at issuance to 3.58% by March 31 (see the accompanying chart). As a result, inflation-indexed bond prices dropped by nearly 2%.

U.S. Inflation

Of the various measures of U.S. inflation, the most widely used and reported gauge is the consumer price index (CPI). CPI measures the monthly price changes in a fixed market basket containing 360 categories of goods and services. It is also adjusted each month for seasonal factors, such as weather conditions, holidays, new models and sales events.

However, the most important measure for inflation-indexed bond investors is the non-seasonally adjusted CPI (CPI-NSA) because the principal adjustments of inflation-indexed Treasury bonds are based on the changes to this index. The adjustments also involve a three-month lag--for example, the March 1997 principal adjustment was based on the change in the CPI-NSA from December 1996 to January 1997.

For the year ended March 31, 1997, the CPI-NSA rose by 2.8%, matching the average annual growth rate of the CPI over the past five years. This rate of growth represents a decline from the 3.3% rise of the CPI-NSA for all of 1996. Based on CPI-NSA changes in the fourth quarter of 1996, the principal adjustment for 10-year inflation-indexed Treasury bonds in February and March totaled approximately 0.3% (an annual rate of 2.2%).

[line graph - data below]

INFLATION-INDEXED BOND YIELDS

February '97 through March '97

2/3/97          3.32%
2/10/97         3.26%
2/17/97         3.25%
2/24/97         3.28%
3/3/97          3.36%
3/10/97         3.37%
3/17/97         3.47%
3/24/97         3.48%
3/31/97         3.58%
Source: Bloomberg Financial Markets


Annual Report                                               Period Overview    3


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                 LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Inflation-Adjusted Treasury .....................................   -1.98%
Salomon Brothers Treasury Index .................................   -1.00%(1)
Salomon Brothers U.S. Inflation-Linked Index ....................   -1.37%(1)

(1)Returns since 2/28/97, the date nearest the fund's inception for which return data are available. Inception date was February 10, 1997.

See pages 16-17 for more information about returns and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 3/31/97

$10,000 investment made 2/28/97

         Inflation-Adjusted     Salomon Treasury  Salomon Inflation-Linked
               Treasury               Index                 Index
Feb-97         $10,000               $10,000               $10,000
Mar-97          $9,858                $9,900                $9,863

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The chart begins on 2/28/97 because that is the date nearest the fund's 2/10/97 inception date for which index return data are available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


PORTFOLIO AT A GLANCE
                                 3/31/97
Number of Securities                1
Weighted Average Maturity       9.8 years
Average Duration                8.0 years
Expense Ratio                    0.50%*

* Annualized


YIELD AS OF MARCH 31, 1997
                                 30-DAY
                                   SEC
                                  Yield

Inflation-Adjusted Treasury       6.22%


Yield is defined in the Glossary on page 17.

           You will receive a proxy statement in June. Please read it carefully and take part in the proxy vote.


4    Performance & Portfolio Information            American Century Investments


                                 MANAGEMENT Q&A

An interview with Dave Schroeder, vice president and a senior portfolio manager on the Benham Treasury funds management team.

HOW DID THE FUND PERFORM?

From the fund's inception date on February 10, 1997, through March 31, 1997, the fund had a total return of -1.98%. By comparison, the Treasury's first-ever inflation-indexed bond had a matching return of -1.98% over the same period. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE?

The fund has only been in operation for a couple of months, so it's hard to draw any meaningful conclusions, but the fund's performance reflects the generally negative bond environment that existed during the period. That's going to be the nature of the fund's short-term performance results--they'll be mainly driven by interest rate volatility. But over the long haul, we expect inflation to have the biggest impact on fund returns.

WHAT IMPACT HAS THE DEVELOPING SECONDARY MARKET HAD ON THE PERFORMANCE OF INFLATION-INDEXED BONDS?

So far, it's had a significant effect on short-term performance. Trading of inflation-indexed bonds has been fairly thin, probably less than 5% of the trading volume of nominal 10-year Treasury bonds. It's fairly easy to buy and sell inflation-indexed bonds in small amounts--say, less than $25 million--but larger blocks are much less liquid (harder to trade).

The end result is a great deal of day-to-day price volatility. But as the market develops, we expect the short-term price volatility of inflation-indexed securities to smooth out.

ARE ALL OF THE FUND'S ASSETS INVESTED IN INFLATION-INDEXED SECURITIES?

The fund holds about a $2 million piece of the Treasury's first inflation-indexed bond issue, but we also kept about 5-10% of the fund's assets in cash for most of the period. This cash position helped mitigate the negative returns of the fund's inflation-indexed bond.

THE REAL YIELD ON THE INFLATION-INDEXED BOND IS AROUND 3.5%, BUT THE FUND'S YIELD IS OVER 6%. CAN YOU EXPLAIN THIS DISPARITY?

The bond's principal adjustments are treated as income, so they are included in the fund's yield. Both the interest payments and the principal adjustments are taxable as income, so the fund must distribute them to shareholders as dividends. The principal adjustments and interest payments accrue on a daily basis and are distributed at the end of each month.

SO THE FUND'S YIELD DEPENDS IN LARGE PART ON THE SIZE OF THE BOND'S PRINCIPAL ADJUSTMENT?

That's right, and as a result we expect to see some month-to-month volatility in the fund's yield. If there is a month when there is no principal adjustment--which would happen if the inflation measure didn't change--then the fund's yield for that month would be closer to the real yield on the bond. As an example, the fund's 30-day SEC yield was less than 3% in early March because of the lack of principal adjustment in February.

On the other hand, an unusually high inflation reading would result in a substantial principal adjustment, which would in turn push the fund's yield up significantly. But again, it's important to emphasize that this short-term yield volatility should even out over the long term.


Annual Report                                              Management Q & A    5


                                 MANAGEMENT Q&A

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR INFLATION OVER THE NEXT SIX MONTHS?

The pace of inflation slowed in the first quarter of 1997. Although there has been evidence of rising wages, we haven't yet seen it reflected in the consumer inflation figures. Nonetheless, the Federal Reserve made a pre-emptive strike against inflation by raising short-term interest rates in March. In the near term, inflation will be closely tied to the Fed's interest-rate policy.

DO YOU EXPECT THE FED TO CONTINUE RAISING INTEREST RATES IN 1997?

More than likely. The Fed appears to be in a rate-raising mode; our only question is how high they will go. Historically, the average Fed "tightening cycle"--a series of consecutive short-term interest rate increases designed to restrain economic growth and head off inflation--consisted of four rate hikes totaling 200 basis points (2 percentage points).

But this magnitude of tightening seems unlikely this time around; the rise in bond yields over the past few months may already be enough to slow economic activity and keep inflation at bay. Overall, we believe that this will be a mild Fed tightening cycle.

WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

We may look to vary the fund's holdings a bit by investing in inflation-indexed bonds issued by U.S. government agencies. Several different government agencies have issued a combined total of about $1 billion in inflation-indexed securities, with maturities ranging from 3-10 years. The fund is allowed to invest as much as 35% of its assets in government agency inflation-indexed securities, so we may take advantage of the higher real yields of agency bonds in the coming months.

In early April, the Treasury auctioned another $8 billion in 10-year inflation-indexed bonds, which were sold at a real yield of 3.65%. Additional Treasury auctions of inflation-indexed securities are scheduled for July and October. As bonds with different maturities are issued, we will make investment decisions based on the most attractive real yields.


6    Management Q & A                               American Century Investments

                      STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997

ASSETS
Investment securities of U.S. Treasury Inflation Indexed Notes, 3.375%,
  1/15/07, at value (principal amount and identified cost of
  $2,093,528 and $2,102,200, respectively) (Note 3) ...............................................  $2,056,892
Cash ..............................................................................................     207,658
Interest receivable ...............................................................................      14,789
                                                                                                         ------
                                                                                                      2,279,339
                                                                                                      ---------

LIABILITIES
Payable to affiliates (Note 2) ....................................................................         666
Dividends payable .................................................................................       1,297
                                                                                                          -----
 ..................................................................................................       1,963
                                                                                                          -----
Net Assets Applicable to Outstanding Shares .......................................................  $2,277,376
                                                                                                     ==========

CAPITAL SHARES
Outstanding (Unlimited number of shares authorized) ...............................................     233,763
                                                                                                        =======
Net Asset Value Per Share .........................................................................       $9.74
                                                                                                          =====

NET ASSETS CONSIST OF:
Capital paid in ...................................................................................  $2,322,684
Net unrealized depreciation on investments (Note 3) ...............................................     (45,308)
                                                                                                        -------
                                                                                                     $2,277,376
                                                                                                     ==========

See Notes to Financial Statements


Annual Report                           Statement of Assets and Liabilities    7

                            STATEMENT OF OPERATIONS

FEBRUARY 10, 1997 (INCEPTION) THROUGH MARCH 31, 1997

INVESTMENT INCOME
Income:
Interest ..........................................................................................    $11,587
                                                                                                       -------

Expenses (Note 2):
Registration and filing fees ......................................................................     24,095
Printing and postage ..............................................................................      8,520
Directors' fees and expenses ......................................................................        937
Investment advisory fees ..........................................................................        592
Organization costs ................................................................................        383
Transfer agency fees ..............................................................................        323
Administrative fees ...............................................................................        188
Auditing and legal fees ...........................................................................          4
Other operating expenses ..........................................................................         13
                                                                                                        ------
  Total expenses ..................................................................................     35,055
Amount reimbursed .................................................................................    (34,008)
                                                                                                       -------
  Net expenses ....................................................................................      1,047
                                                                                                         -----
Net investment income .............................................................................     10,540
                                                                                                        ------

UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Change in net unrealized depreciation on investments ..............................................    (45,308)
                                                                                                       -------

Net Decrease in Net Assets
Resulting from Operations .........................................................................   $(34,768)
                                                                                                      ========

See Notes to Financial Statements


8    Statement of Operations                        American Century Investments

                       STATEMENT OF CHANGES IN NET ASSETS

FEBRUARY 10, 1997 (INCEPTION)
THROUGH MARCH 31, 1997

Increase in Net Assets                                                                                  1997
OPERATIONS
Net investment income ...........................................................................  $     10,540
Change in net unrealized depreciation on investments ............................................       (45,308)
                                                                                                        -------
Net decrease in net assets resulting from operations ............................................       (34,768)
                                                                                                        -------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ......................................................................       (10,540)
                                                                                                        -------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .......................................................................     2,627,000
Proceeds from reinvestment of distributions .....................................................         8,426
Payments for shares redeemed ....................................................................      (312,742)
                                                                                                       --------
Net increase in net assets from capital share transactions ......................................     2,322,684
                                                                                                      ---------

Net increase in net assets ......................................................................     2,277,376

NET ASSETS
Beginning of period .............................................................................            --
                                                                                                     ----------
End of period ...................................................................................    $2,277,376
                                                                                                     ==========

TRANSACTIONS IN SHARES OF THE FUND
Sold ............................................................................................       264,716
Issued in reinvestment of distributions .........................................................           861
Redeemed ........................................................................................       (31,814)
                                                                                                        -------
Net increase ....................................................................................       233,763
                                                                                                        =======

See Notes to Financial Statements


Annual Report                            Statement of Changes in Net Assets    9


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. Organization and Summary of Significant Accounting Policies

Organization-- American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Treasury Inflation-Adjusted Securities Fund is one of the seven funds composing the Trust. The Fund's investment objective is to provide a total return consistent with investment in U.S. Treasury inflation-adjusted securities. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in Treasury Inflation-Adjusted Securities that are backed by the full faith and credit of the U.S. government and indexed or otherwise structured by the U.S. Treasury to provide protection against inflation. Treasury Inflation-Adjusted Securities may be issued by the U.S. Treasury in the form of notes or bonds. Up to 35% of the Fund's total assets may be invested in Treasury Inflation-Adjusted Securities issued by U.S. government agencies and government-sponsored organizations, when such securities become available. The Fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury Inflation-Adjusted Securities in which to invest. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations-- Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions-- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income-- Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premiums and discounts are amortized using the effective interest rate method. The difference between original principal and the inflation-adjusted principal is amortized on a straight-line basis and is included in interest income.

Income Tax Status-- It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders-- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information-- Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


10   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by the Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule:

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.50% of average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. On April 25, 1997, the Board of Trustees approved a plan to implement a unified management fee, which would replace the existing contracts, previously mentioned, between the Funds and related parties. Such plan is subject to shareholder approval and will be voted on in July, 1997.

The payable to affiliates as of March 31, 1997, based on the above agreements was as follows:

Administrative Services and
Transfer Agent ................................. $666

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares.

--------------------------------------------------------------------------------
3. Investment Transactions

The aggregate cost of U.S. Treasury and Agency obligations (excluding short-term investments) purchased for the period ended March 31, 1997, totaled $2,102,200.

As of March 31, 1997, accumulated net unrealized depreciation was $45,308, which consisted entirely of unrealized depreciation.


Annual Report                                 Notes to Financial Statements   11

                              FINANCIAL HIGHLIGHTS
                          INFLATION-ADJUSTED TREASURY

                    For a Share Outstanding Throughout the Period Ended March 31

                                                                                                      1997(1)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ............................................................................       $10.00
                                                                                                       ------
Income From Investment Operations
  Net Investment Income ........................................................................         0.06
  Net Unrealized (Loss) on Investment Transactions .............................................        (0.26)
                                                                                                        -----
  Total From Investment Operations .............................................................        (0.20)
                                                                                                        -----
Distributions
  From Net Investment Income ...................................................................        (0.06)
                                                                                                        -----
Net Asset Value, End of Period .................................................................        $9.74
                                                                                                        =====
  Total Return(2) ..............................................................................        (1.98)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(3) .......................................................................         0.50%
Ratio of Net Investment Income
to Average Net Assets(3) .......................................................................         5.03%
Portfolio Turnover Rate ........................................................................          --
Net Assets, End
of Period (in thousands) .......................................................................        $2,277

(1)  February 10, 1997 (inception) through March 31, 1997.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.

See Notes to Financial Statements


12   Financial Highlights                           American Century Investments


                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
American Century Government Income Trust:

We have audited the accompanying statement of assets and liabilities of American Century - Benham Treasury Inflation-Adjusted Securities Fund (one in the series comprising American Century Government Income Trust) (the Fund) as of March 31, 1997, and the related statements of operations, changes in net assets and the financial highlights from February 10, 1997 (date of inception) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of March 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly,in all material respects, the financial position of the Fund as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period indicated above, in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP

Kansas City, Missouri
May 2, 1997


Annual Report                                  Independent Auditors' Report   13


                              IMPORTANT NOTICE FOR
                        ALL IRA AND 403(b) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


14   Important Notice                               American Century Investments


                                     NOTES


Annual Report                                                         Notes   15


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Inflation-Adjusted Treasury seeks current income by investing primarily in inflation-protected securities issued by the U.S. Treasury. The fund has no average maturity limitations.

Comparative Indices

The indices listed below are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The Salomon Brothers Treasury Index is an index of U.S. Treasury securities with maturities greater than 10 years.

The Salomon Brothers U.S. Inflation-Linked Index is an index of inflation-linked U.S. Treasury securities.

                           PORTFOLIO MANAGEMENT TEAM
                           Vice President and
                           Senior Portfolio Manager      Dave Schroeder
                           Senior Portfolio Manager      Casey Colton


16   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

Yields

o 30-day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includes both interest and the principal adjustment on inflation-linked Treasury securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of the fund increases, so does the impact of a change in real yields on the value of the fund's portfolio.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)

Investment Terms

o Basis Point--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

o    Coupon--the stated interest rate of a security.

Security Types

o U.S. Treasury Inflation-Indexed Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have a lower interest rate than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.


Annual Report                                                      Glossary   17

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY GOVERNMENT INCOME TRUST

Investment Manager
BENHAM MANAGEMENT CORPORATION


This  report  and  the   statements   it
contains are  submitted  for the general
information  of  our  shareholders.  The
report    is    not    authorized    for
distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

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